SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Smith Micro Software, Inc.
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May 7, 2012

Dear Smith Micro Stockholders:

We are pleased to invite you to the Smith Micro Software, Inc. 2012 Annual Meeting of Stockholders that will be held at the offices of Smith Micro Software, Inc., located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 21, 2012, at 10:00 a.m. Pacific Time.

The expected actions to be taken at the Annual Meeting, which include the election of a director, are described in the attached Proxy Statement and Notice of Annual Meeting of Stockholders. Included with this Proxy Statement is a copy of our Annual Report on Form 10-K for the year ended December 31, 2011, which we encourage you to read. It includes our audited financial statements and information about our operations, markets and products.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience or, if eligible, voting by Internet. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,

William W. Smith, Jr. Chairman of the Board, President & Chief Executive Officer

SMITH MICRO SOFTWARE, INC.

51 Columbia

Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 21, 2012

Notice is hereby given that the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (the “Company”) will be held at the offices of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 21, 2012, at 10:00 a.m. Pacific Time, for the following purposes as more fully described in the Proxy Statement accompanying this notice:

1.	Election of Director. The election of one (1) director to serve on our Board of Directors until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

2.	“Say-On-Pay” Proposal. Advisory vote to approve the compensation of named executive officers.

3.	Ratification of Stockholder Rights Agreement.

4.	Approval of amendment to Certificate of Incorporation to increase authorized shares of common stock available for issuance from 50,000,000 to 100,000,000 shares.

5.	Ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

6.	Other Business. Any other business properly brought before the shareholders at the Annual Meeting, or at any adjournment or postponement thereof.

The close of business on April 23, 2012 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at such time will be so entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices located at 51 Columbia, Aliso Viejo, California 92656, and at the Annual Meeting.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy by Internet (if your shares are registered in the name of a bank or brokerage firm and you are eligible to vote your shares in such a manner) or by completing, signing, dating and returning the enclosed proxy card in the pre-paid envelope provided for your convenience. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting and vote by ballot, your proxy will be revoked and only your vote at the Annual Meeting will be counted.

A majority of the outstanding shares of Common Stock entitled to vote must be represented at the Annual Meeting in order to constitute a quorum. Please return your proxy card in order to ensure that a quorum is obtained.

By Order of the Board of Directors,

Andrew C. Schmidt Corporate Secretary Aliso Viejo, California May 7, 2012

Important notice regarding the availability of proxy materials for the stockholder meeting to be held June 21, 2012: The Proxy Statement and Annual Report are available at http://www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND SUBMIT YOUR PROXY BY INTERNET IF ELIGIBLE OR BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED ENVELOPE.

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

SMITH MICRO SOFTWARE, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 21, 2012

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

This Proxy Statement and the enclosed proxy card are furnished in connection with the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Smith Micro Software, Inc. (“Smith Micro,” the “Company,” “we,” “our” or “us”), which will be held at the offices of the Company, located at 51 Columbia, Aliso Viejo, California 92656, on Thursday, June 21, 2012, at 10:00 a.m. Pacific Time. Stockholders of record at the close of business on April 23, 2012, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. This Proxy Statement, the enclosed proxy card and the Smith Micro Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Annual Report”) are being first mailed on or about May 7, 2012 to stockholders of record as of the record date.

Purpose of the Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. We are not aware of any matter to be presented other than those described in this Proxy Statement.

Voting

Our outstanding common stock, par value $0.001 per share (the “Common Stock”) is the only class of securities entitled to vote at the Annual Meeting. Common stockholders of record on April 23, 2012, the record date, are entitled to notice of and to vote at the Annual Meeting. As of April 23, 2012, there were 36,122,952 shares of Common Stock outstanding and approximately 170 holders of record, according to information provided by our transfer agent. Each share of Common Stock is entitled to one vote. Stockholders may not cumulate votes in the election of director. A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum.

All votes will be tabulated by our inspector of elections for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes” (i.e., shares held by a broker or other nominee having discretionary power to vote on some matters but not others). Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. In the election of director, the nominee receiving the highest number of affirmative votes shall be elected; broker non-votes and votes marked “withhold” will not affect the outcome of the election. All other proposals require the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote, except for the proposal to increase the authorized shares of common stock (Proposal 4) which requires the affirmative vote of the holders of a majority of all outstanding shares of Common Stock. Broker non-votes will not be counted for purposes of determining whether such proposals have been approved.

If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares will be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the ratification of SingerLewak LLP as our independent registered public accounting firm (Proposal 5), the broker may vote your shares in its discretion. For all other proposals, the broker may not vote your shares at all if you do not give instructions.

Proxies

Properly executed proxies will be voted in the manner specified therein. If no direction is made on the proxies, such properly executed proxies will be voted FOR the election of the nominee named under the caption “Election of Director” as our director, FOR the advisory vote to approve executive compensation, FOR the ratification of the Stockholder Rights Agreement, FOR the increase in authorized shares of common stock and FOR the ratification of SingerLewak LLP as our independent registered public accounting firm for the 2012 fiscal year. You may revoke or change your proxy at any time before the Annual Meeting by filing with the Corporate Secretary at our principal executive offices at 51 Columbia, Aliso Viejo, California 92656 a notice of revocation or another signed Proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting does not by itself constitute a revocation of your proxy. Please note that if your shares are held of record by a broker, bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have obtained and present a proxy issued in your name from the record holder.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms provide eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting. If your voting form does not reference Internet information, please complete and return the paper Proxy in the self-addressed, postage prepaid envelope provided.

Solicitation

The enclosed proxy is being solicited by our Board of Directors, and Smith Micro will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward solicitation material to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition, the original solicitation of proxies by mail may be supplemented by a solicitation by Internet or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse reasonable out-of-pocket expenses. In addition, we may retain a proxy solicitation firm to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. We estimate that the fee for such services will be approximately $10,000 plus expenses.

Deadlines for Receipt of Stockholder Proposals

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our Bylaws. Stockholder proposals that are intended to be presented at our 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) and included in the proxy solicitation materials related to that meeting must be received by us no later than January 7, 2013, which is 120 calendar days prior to the anniversary date of the mailing of this Proxy Statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. Under our Bylaws, the deadline for submitting a stockholder proposal is not less than 30 days and not more than 60 days prior to the date of the Annual Meeting, but if less than 40 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, then the deadline for submitting a stockholder proposal is the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Under our Bylaws, the deadline for submitting a nomination for a director is not less than 60 days prior to the date of the Annual Meeting. Stockholder proposals and nominations must be in writing and should be addressed to the Corporate Secretary at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656.

In addition, the proxy solicited by the Board of Directors for the 2013 Annual Meeting will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless we receive notice of such proposal not later than March 22, 2013, which is 45 calendar days prior to the anniversary date of the mailing of this Proxy Statement. It is recommended that stockholders submitting proposals direct them to our Corporate Secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the Securities and Exchange Commission.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTOR

Our Amended and Restated Certificate of Incorporation and Bylaws provide for our Board of Directors to be divided into three classes, as nearly equal in number as is reasonably possible, serving staggered terms that expire in different years. At each annual meeting of stockholders, the successors to the class of directors whose term expires are elected to hold office for a term of three years. The term of one class of directors expires at each annual meeting. The preceding notwithstanding, directors serve until their successors have been duly elected and qualified or until they earlier resign, become disqualified or disabled, or are otherwise removed.

Our Board currently has five directors: Andrew Arno, Thomas G. Campbell, Samuel Gulko, William W. Smith, Jr. and Gregory J. Szabo. The class whose term expires at this Annual Meeting contains one director, Mr. Campbell. The Nominating Committee of the Board of Directors selected, and the Board of Directors approved, Mr. Campbell as nominee for election at the Annual Meeting to the class being elected at this meeting. The enclosed proxy will be voted, unless authority is withheld or the proxy is revoked, FOR the election of the nominee named below to hold office until the date of our 2015 Annual Meeting or until his successor has been duly elected and qualified or until he earlier resigns, becomes disqualified or disabled, or is otherwise removed. Each returned proxy cannot be voted for a greater number of persons than the nominee named on the proxy. In the unanticipated event that a nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxies will be voted for a substitute person selected by the Nominating Committee of the Board of Directors and approved by the Board of Directors. Mr. Campbell has agreed to serve if elected, and management has no reason to believe that he will be unavailable to serve.

Directors and Nominees

Nominee for Director for Term Ending at the 2015 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Thomas G. Campbell (1)(2)	61	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Governance and Nominating Committee.

Mr. Campbell became a director in July 1995. From March 1999 to the present, he has served as the Executive Vice President of King Printing, Inc. From July 1996 to March 1999, he was the Vice President of Operations of Complete Concepts, Ltd., a manufacturer and distributor of women’s accessories. From November 1995 to July 1996, Mr. Campbell was an independent management consultant specializing in corporate turnarounds. From February 1995 to November 1995, he served as the Chief Operating Officer of Laser Atlanta Optics, Inc. From 1985 to February 1995, he served in several senior management positions at Hayes, Inc., including Vice President of Operations and Business Development and as Chief Operating Officer and a member of the Board of Directors of Practical Peripherals, a Hayes subsidiary. Prior to 1985, Mr. Campbell was employed by Digital Equipment Corporation. Mr. Campbell attended Boston University. Mr. Campbell brings to our Board extensive executive management experience in the retail and consumer products industries, along with particular strengths with respect to leadership skills, management skills, financial skills, international business skills and corporate governance skills.

Continuing Directors for Term Ending at the 2014 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
William W. Smith, Jr.	63	Chairman of the Board, President and Chief Executive Officer
Gregory J. Szabo (1)(2)	64	Director

(1)	Member of the Audit Committee.

(2)	Member of the Mergers & Acquisitions Committee.

Mr. Smith co-founded Smith Micro and has served as our Chairman of the Board, President and Chief Executive Officer since inception in 1982. Mr. Smith was employed by Rockwell International Corporation in a variety of technical and management positions from 1975 to 1984. Mr. Smith served with Xerox Data Systems from 1972 to 1975 and RCA Computer Systems Division from 1969 to 1972 in mainframe sales and pre-sale technical roles. Mr. Smith received a B.A. in Business Administration from Grove City College. Mr. Smith brings to our Board extensive knowledge about the telecommunications and wireless industries and our company, as a co-founder of our Company and as a result of his 30 years of service with our company, including service as our CEO since our inception. Mr. Smith also possesses particular strengths with respect to leadership and management skills.

Mr. Szabo re-joined the Board in July 2011. He previously served from June 2001 to April 2010. Mr. Szabo has over 30 years of wireless communications experience and is the founder of Ertek Inc. Ertek provides antenna technology to the wireless industry including high performance low cost RFID Tag antennas. He also serves on the Board of Advisors at Across Techs, LLC. Mr. Szabo has served in a series of senior management positions during a 13-year career with AirTouch’s wireless communications operations, through its acquisition by Vodafone and merger with Verizon Wireless in 2000. As Vice President-Network Services, he directed the engineering and operations of the company’s cellular systems in the eastern United States. Earlier, Mr. Szabo held managerial positions with Motorola and Martin Marietta. Mr. Szabo received a Bachelor of Science Degree and Master of Science Degree in Electrical Engineering from Ohio University. Mr. Szabo brings to our Board substantial market knowledge and in-depth insights into the worldwide telecommunications and wireless data and cellular industries.

Continuing Directors for Term Ending at the 2013 Annual Meeting of Stockholders:

Name	Age	Present Position with the Company
Samuel Gulko (1)(2)	80	Director
Andrew Arno (1)(3)(4)	52	Director

(1)	Member of Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance and Nominating Committee.
(4)	Member of the Mergers and Acquisitions Committee.

Mr. Gulko became a director in October 2004. In addition, since September 2002, he has provided tax and consulting services on a part-time basis to a limited number of clients. From July 1996 until his retirement in September 2002, Mr. Gulko functioned as the Chief Financial Officer, and as the Vice President of Finance, Secretary and Treasurer of Neotherapeutics, Inc., a publicly traded biotechnology company (now known as Spectrum Pharmaceuticals, Inc.). During this same period he also served as a member of the Board of Directors of Neotherapeutics, Inc. From April 1987 to July 1996, Mr. Gulko was self-employed as a Certified Public Accountant and business consultant, as well as the part time Chief Financial Officer of several privately-owned companies. Mr. Gulko was a partner in the audit practice of Ernst & Young LLP, an accounting and business services firm, from September 1968 until March 1987. Mr. Gulko holds a B.S. in Accounting from the University of Southern California. As a senior finance executive, Mr. Gulko brings to our Board extensive qualifications and experience in finance and public accounting, including his prior service as an audit partner at Ernst & Young LLP and as a CFO of a publicly-traded company.

Mr. Arno became a director of the Company in July 2011. Mr. Arno has 30 years of experience working with technology companies on Wall Street. He is currently the Vice Chairman and Chief Marketing Officer and a managing member of Unterberg Capital, LLC. Mr. Arno, along with Thomas I. Unterberg, established Unterberg Capital, LLC in 2009 and launched Unterberg Technology Partners, a long only small cap technology fund in June of the same year. In September 2009, Mr. Arno became Vice Chairman and Head of Equity Capital Markets of Merriman Capital LLC and served on the board of the parent company, Merriman Holdings, Inc. During that time, he continued to be a managing member of Unterberg Capital, LLC. Prior to establishing Unterberg Capital in 2009, Mr. Arno was a Managing Director of Collins Stewart. In July 2007, Collins Stewart acquired C.E. Unterberg, Towbin. Mr. Arno joined C.E. Unterberg, Towbin in 1990 as a Managing Director responsible for Capital Markets and was appointed Chief Executive Officer in 2006. From April 1987 through December 1989, Mr. Arno was a Vice President at Lehman Brothers. From 1981 to April 1987, he served as Vice President in the Individual Investors Services Division of L.F. Rothschild, Unterberg, Towbin Holdings, Inc., where he was involved in portfolio management for high net-worth individuals. Mr. Arno is a graduate of George Washington University. Mr. Arno serves on the board of two non-profit organizations, the New York Service for the Handicapped and the Jewish Community Center of Manhattan. Mr. Arno has served as a board member of the New York Service for the Handicapped for over 10 years. He has served as a board member of the Jewish Community Center of Manhattan for 4 years and is currently the Treasurer and serves on both the audit and executive committees. As a senior finance executive, Mr. Arno brings to our Board extensive qualifications and experience in public company finance and mergers and acquisitions, as well as extensive contacts among investment banking firms and professional asset managers.

Vote Required

The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock present or represented at the Annual Meeting and entitled to vote is required for approval of the election of the nominee as a member of our Board of Directors.

The Board of Directors recommends a vote FOR the nominee named above or his substitutes as set forth herein.

PROPOSAL 2

“SAY-ON-PAY” PROPOSAL:

ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Consistent with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and accompanying narrative discussion.

Compensation Philosophy

As described in detail in our Compensation Discussion and Analysis, our executive compensation program is designed to attract, motivate, and retain talented and dedicated executive officers, who are critical to our success. Under this program, a significant portion of our named executive officers’ overall compensation is tied to the achievement of key strategic financial and operational goals, as measured by metrics such as revenue and adjusted profitability. The following highlights our approach to executive compensation:

Competitive Positioning: We seek to establish the overall compensation of our named executive officers at levels that we believe are roughly comparable with the average levels of compensation of executives at other fast-growing technology companies of similar size.

Significant Majority of Executive Officer Compensation Tied to Performance: Although our executive compensation program has four primary components (base salary, cash bonus awards, equity compensation in the form of restricted stock awards, and benefits and perquisites) performance-based incentive compensation constitutes by far the largest portion of potential compensation for our named executive officers.

Limited all other Compensation: Consistent with our “pay-for-performance” philosophy, we restrict all other forms of compensation to our named executive officers to levels that are consistent with competitive market practices.

We encourage you to read the Compensation Discussion and Analysis, beginning on page 22 of this proxy statement, for a detailed discussion and analysis of our executive compensation program, including information about the 2011 compensation of our named executive officers.

Recommendation

We are asking our stockholders to vote at the Annual Meeting on the compensation paid to our named executive officers, as described in the Compensation Discussion and Analysis, compensation tables, and accompanying narrative discussion as included in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our compensation program for our named executive officers.

For the reasons set forth above, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders of Smith Micro Software, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables, and accompanying narrative discussion.”

Effect of Vote

This vote is not intended to address any specific item of compensation, but rather our overall compensation program relating to our named executive officers. Accordingly, your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of our named executive officers.

Because your vote is advisory, it will not be binding upon the Company, our Board of Directors, or the Compensation Committee of our Board of Directors. Our Board of Directors and the Compensation Committee value the opinions of our stockholders, however, and, to the extent that there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee take into account the outcome of the vote when considering future compensation arrangements.

Action by Stockholders

Approval of this resolution requires the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether the resolution has been approved.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

PROPOSAL 3

RATIFICATION OF STOCKHOLDER RIGHTS AGREEMENT

Background

We are currently a party to a Stockholder Rights Agreement, dated as of April 24, 2012, with Computershare Trust Company, N.A., or the Rights Agreement. Under the Rights Agreement, we declared a dividend distribution of one preferred share purchase right for each outstanding share of our common stock outstanding on April 27, 2012. Our Board of Directors has approved the Rights Agreement to enable the Board of Directors to assure that our stockholders are able to realize the long-term value of an investment in our common stock. Although none of our certificate of incorporation, our bylaws or applicable law require stockholder approval or ratification of a stockholder rights plan or similar arrangement, our Board of Directors has decided to request stockholder ratification of the Rights Agreement as a matter of sound corporate governance. If the stockholders do not ratify the Rights Agreement, the Board of Directors will reconsider its decision to keep the Rights Agreement in place, but will not be required to terminate the Rights Agreement. Even if our stockholders ratify the Rights Agreement, our Board of Directors could terminate the Rights Agreement prior to the distribution date (as described below). If the Board of Directors does not otherwise terminate the Rights Agreement, it will expire under its current terms on April 17, 2015.

We have summarized certain key provisions of the Rights Agreement below. Because this is a summary, it may not contain all of the information that is important to you. Accordingly, this summary is qualified in its entirety by its reference to the specific provisions of the Rights Agreement, the full text of which we have included as Appendix A to this proxy statement.

The Rights Agreement contains a number of provisions that have been tailored to meet the standards of sound corporate governance, as determined by Institutional Shareholder Services Inc. and many institutional investors, and are intended to be “stockholder friendly.” These provisions include: (1) 20% flip-in and flip-over thresholds as described under “Flip-in and Flip-Over Events and Adjustments” below; (2) a three-year sunset provision as described under “Term” below; (3) no features that would limit the ability of a future Board of Directors of Smith Micro to redeem the rights or otherwise make the Rights Agreement non-applicable to a particular transaction prior to a person or group becoming an “acquiring person”; and (4) a permitted or qualified offer feature that, under certain circumstances, allows the holders of 10% of our outstanding common stock to direct our Board of Directors to call a special meeting of stockholders to consider a resolution authorizing a redemption of all of the outstanding rights.

Reasons for the Rights Agreement

Our Board of Directors adopted the Rights Agreement as a precautionary measure and believes that it is in our stockholders’ best interests for the following reasons:

•

The Rights Agreement is intended to help our Board of Directors ensure that all of our stockholders receive fair and equal treatment in the event of a takeover proposal and to safeguard against coercive tactics designed to take control over Smith Micro without allowing our stockholders to realize the long-term value of their investment. Our Board of Directors believes that implementing these safeguards will assist us in preventing an acquirer from gaining control of Smith Micro without offering a fair price to our stockholders. In particular, since May 2011, our stock price has declined dramatically and has at times traded at levels at or below the value per share of our current assets, including cash, cash equivalents and short-term investments. As a result, the Board believes that the Company may be a target for investors who seek to earn a short-term profit by acquiring and liquidating the Company, without recognizing the long-term value of our company for our stockholders. The Rights Agreement is intended to provide our Board with a tool to better ensure that a fair price is offered to our stockholders in such a situation, but not to deter an acquisition which involves payment of a fair price to all of our stockholders.

•

The Rights Agreement provides the Board of Directors with adequate time to evaluate unsolicited offers and may deter or delay offers that are not in the stockholders’ or Smith Micro’s best interests by encouraging the potential acquirer to negotiate with our Board of Directors to have the rights redeemed before the potential acquirer acquires more than 20% or more of our common stock. Accordingly, the Rights Agreement allows the Board of Directors time to pursue alternate strategies to maximize our stockholders’ long-term value. We note that four out of five of our current directors are considered “independent” directors, and we therefore believe they would act independently in reviewing any unsolicited acquisition proposals.

The rights may have certain anti-takeover effects. The rights will cause substantial dilution to any person or group that attempts to acquire us without our Board of Director’s approval. As a result, the overall effect of the rights may be to render more difficult or discourage any attempt to acquire us even if such acquisition may be favorable to the interests of our stockholders. Because our Board of Directors can redeem the rights and amend the Rights Agreement in any respect prior to a person or group owning more than 20% of our outstanding common stock, the rights should not interfere with a merger or other business combination that our Board of Directors approves or any other potential acquirer that is willing to make an offer at a fair price or otherwise in our stockholders’ best interests.

In addition, we currently have a staggered board, which also potentially has an anti-takeover effect. Each director is elected for a three-year term, which could deter an attempt by a hostile acquirer to take control of our company by proxy contest since it would take at least two years to replace a majority of our directors and three years to replace our entire Board of Directors.

Our Rights Agreement is similar to rights agreements that other public companies have adopted and our adoption of this plan was not prompted by any external actions. We have received no hostile communications or takeover approaches of any kind. We adopted the plan to give our Board of Directors time to evaluate and respond to any unsolicited future attempts to acquire Smith Micro and to protect the long-term value of our stockholders’ investment in us.

Description of Rights Agreement

Distribution of Rights. On April 19, 2012, our Board of Directors declared a dividend of one right for each outstanding share of our common stock, $0.001 par value per share, or common stock, to stockholders of record at the close of business on April 27, 2012. Each right entitles the registered holder to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, or preferred stock, at a purchase price of $10.00 in cash per one one-thousandth of a share, subject to adjustment. The rights are attached to the certificates representing shares of our common stock and do not trade separately.

Until the “distribution date”, the rights are not exercisable or transferable separately from the common stock. As further explained below, after the distribution date, each right will entitle the holder, other than an acquiring person, to receive upon exercise new shares of our common stock or our Board of Directors may exchange the rights, other than rights owned by the acquiring person, for new shares of our common stock. We currently do not have a sufficient number of authorized but unissued and unreserved shares of common stock to deliver to rights holders in the event all of the outstanding rights are fully exercised. In the event the rights are triggered and we cannot issue additional shares of common stock, the Board is permitted to deliver other assets, such as cash and debt securities, in lieu of common stock pursuant to Section 11(a)(iii) of the Rights Agreement. However if Proposal 4 in this proxy statement is approved (the proposal to approve an increase in our authorized shares of common stock), we would expect to have an adequate number of authorized but unissued shares of common stock to entitle the rights holders to fully exercise their rights to purchase common stock as provided in Section 11(a)(ii) of the Rights Agreement and will allow us to more fully realize the benefits of the Rights Agreement.

Term. The rights currently will expire on April 17, 2015, unless earlier redeemed or exchange. If our stockholders do not ratify the Rights Agreement at the Annual Meeting, our Board of Directors may, but is not required to, terminate the Rights Agreement prior to April 17, 2015.

Events Causing Exercisability of Rights. The rights will separate from our common stock after the distribution date, which is the earlier to occur of the following:

•

the close of business on the tenth day after the earlier of (i) the first public announcement that a person or group has become an “acquiring person” (as defined below) or (ii) the first public announcement of facts that a person or group has become an “acquiring person”; and

•

the tenth business day (or a later date determined by action of our Board of Directors prior to such time as any person or group becomes an acquiring person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, which when consummated would result in a person or group becoming an acquiring person.

Acquiring Person. Our Rights Agreement generally defines an “acquiring person” as a person or group of affiliated or associated persons that have acquired beneficial ownership of at least 20% of our outstanding shares of common stock. As described below, after a person or group becomes an acquiring person, the rights may not be redeemed or amended.

Authority of the Board of Directors. When evaluating decisions surrounding the redemption of the rights or any amendment to the Rights Agreement to delay or prevent the rights from detaching and becoming exercisable as a result of a particular transaction, the Board of Directors, or any future board, is not subject to restrictions that would limit its ability to redeem the rights or otherwise make the rights non-applicable to a particular transaction prior to a person or group becoming an “acquiring person.”

Flip-in and Flip-Over Events and Adjustment. After a person or group of affiliated or associated persons becomes an acquiring person, each holder of a right, except an acquiring person, will have the right to receive, upon exercise, shares of our common stock (or, in certain circumstances, cash, property or other securities of Smith Micro) having a value equal to two times the purchase price of the right instead of our preferred stock.

At any time after a person or group of affiliated or associated persons becomes an acquiring person, but prior to the acquisition by an acquiring person of 50% or more of our outstanding shares of our common stock, our Board of Directors may exchange the rights (other than rights owned by such acquiring person that have become null and void), in whole or in part, without any additional payment, for shares of our common stock, at an exchange ratio of one share of common stock (or of a share of a class or series of Smith Micro’s preferred shares having equivalent rights, preferences and privileges) per right (subject to adjustment).

At any time after the first date of public announcement by Smith Micro or an acquiring person that an acquiring person has become such, if (1) Smith Micro is the surviving corporation in a merger with any other company or entity, (2) Smith Micro is acquired in a merger or other business combination transaction, or (3) 50% or more of Smith Micro’s consolidated assets or earning power are sold, each holder of a right (other than those of an acquiring person whose rights have become null and void) will thereafter have the right to receive, upon the exercise thereof at the then-current purchase price of the right, that number of shares of common stock of the surviving or acquiring company which at the time of such transaction will have a market value of two times the purchase price of such right.

Redemption of Rights. At any time prior to a person or group of affiliated or associated persons becomes an acquiring person, our Board of Directors may redeem all, but not less than all, of the rights at a price of $0.001 per right, which we refer to as the “redemption price.” The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

Qualified Offer. A qualifying offer is an offer that, among other things, our Board of Directors has determined to have the following characteristics:

•	is an all-cash tender offer or stock exchange offer or combination thereof for any and all of our outstanding shares of common stock;

•

is an offer whose per-share price represents a reasonable premium (a) over the highest market price of the common stock in the preceding 18 months, and (b) the value per outstanding share of cash and cash equivalents held by the Company, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•

is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by our Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to our stockholders is either unfair or inadequate;

•

is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to our books, records, management, accountants and other outside advisers;

•

is accompanied by an irrevocable written commitment by the offeror to us that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by our stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

•

is accompanied by an irrevocable written commitment by the offeror to us that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

•	is conditioned on a minimum of a majority of the shares of our common stock being tendered and not withdrawn as of the offer’s expiration date;

•

is accompanied by an irrevocable written commitment by the offeror to us to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of our common stock not tendered in the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•

is accompanied by an irrevocable written commitment by the offeror to us that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•

is accompanied by certifications of the offeror and its chief executive officer and chief financial officer that all information that may be material to an investor’s decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

Further, any offers that have cash or common stock as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement.

Under the qualified offer provisions of our Rights Agreement, if our Board of Directors does not hold a special meeting within 90 business days of receipt of the notice from holders of 10% of our outstanding common stock (excluding the acquiring person), the rights will be automatically redeemed at the close of business on the tenth business day following that date. If a meeting is held and the holders of a majority of our outstanding common stock representing a majority of the shares of common stock represented at the meeting at which a quorum is present vote in favor of the redemption of the rights, the qualifying offer will be deemed exempt from the Rights Agreement, provided that no acquiring person has emerged and the qualifying offer continues to be a qualifying offer.

Vote Required

The affirmative vote of a majority of the shares represented in person or by proxy at the Meeting and entitled to vote on the proposal is required for ratification of the Rights Agreement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE STOCKHOLDER RIGHTS AGREEMENT.

PROPOSAL 4

APPROVAL OF AN AMENDMENT

TO CERTIFICATE OF INCORPORATION

TO INCREASE NUMBER OF SHARES

OF COMMON STOCK AVAILABLE FOR ISSUANCE

Our Board of Directors has approved a resolution to amend our Certificate of Incorporation to increase the authorized number of shares of common stock available for issuance from 50,000,000 to 100,000,000 shares. The full text of the proposed amendment is set forth in the Certificate of Amendment to the Certificate of Incorporation, which is included herein as Appendix B.

Reasons for the Amendment

The primary purpose of this amendment to our Certificate of Incorporation is to make additional shares of common stock available for issuance by us. Our Board of Directors believes that it is in our best interests to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares, in order to have additional shares available to meet our future business needs as they arise. As of March 31, 2012, we had 36,123,317 issued and outstanding shares of common stock along with 7,644,928 shares of Common Stock subject to outstanding but unexercised options or otherwise reserved for issuance under our existing equity compensation plans and Employee Stock Purchase Plan. Therefore, as of March 31, 2012, we only had 6,231,755 excess shares of Common Stock available for issuance.

Our Board believes that the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes that our Board of Directors may deem advisable in the future. These purposes could include, among other things, issuances of stock under our Stockholder Rights Agreement (discussed above under Proposal 3), stock splits, stock dividends, grants under employee stock plans, financing transactions such as public or private offerings of Common Stock or convertible securities, potential strategic transactions (including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations), as well as other general corporate transactions, although we have no present plans to use them in any such regard.

Furthermore, as discussed above under Proposal 3 concerning our Stockholder Rights Agreement, after the occurrence of the “distribution date” under the Rights Agreement, each right will entitle the holder other than an acquiring person, to receive upon exercise new shares of our common stock or our Board of Directors may exchange the rights, other than rights owned by the acquiring person, for new shares of our common stock. We currently do not have a sufficient number of authorized but unissued and unreserved shares of common stock to deliver to rights holders in the event all of the outstanding rights are fully exercised. In the event the rights are triggered and we cannot issue additional shares of common stock, the Board is permitted to deliver other assets, such as cash and debt securities, in lieu of common stock pursuant to Section 11(a)(iii) of the Rights Agreement. However if this Proposal 4 is approved to increase our authorized shares of common stock to 100,000,000 shares, we will have an adequate number of authorized shares to entitle the rights holders to fully exercise their rights to purchase common stock as provided in Section 11(a)(ii) of the Rights Agreement. Although the Rights Agreement, as currently in effect, should provide a measure of deterrence against a person that attempts a takeover of the Company for less than fair value without our Board’s approval, approval of this proposal to increase our authorized shares would provide additional authorized shares of common stock for issuance in the event the rights are triggered, and would thereby substantially increase the effectiveness and allow our shareholders to fully realize the benefits, of the Rights Agreement. Approval of this amendment by stockholders is not, however, a condition to the basic effectiveness of the Rights Agreement and, therefore, is not intended as a ratification of the Rights Agreement.

The additional shares of common stock authorized by this amendment would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except for the effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

If authorized, the additional shares of common stock may be issued with approval of our Board of Directors, but without further approval of our stockholders, unless stockholder approval is required by applicable law, rule or regulation. Under our Certificate of Incorporation, the holders of our Common Stock do not have preemptive rights with respect to future issuances of Common Stock. Thus, should our Board of Directors elect to issue additional shares of Common Stock, our existing stockholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these stockholders. The issuance of additional shares of Common Stock could also have a dilutive effect on our earnings per share, if any.

Potential Anti-Takeover Effects

The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of our company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our Board of Directors to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our Board of Directors did not propose this amendment to our Certificate of Incorporation in response to any effort known to the Board to accumulate Common Stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

Vote Required for Approval

The affirmative vote of the holders of a majority of all outstanding shares of Common Stock is required to approve the foregoing amendment to our Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE ARE AUTHORIZED TO ISSUE.

PROPOSAL 5:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 8, 2005, our Audit Committee first engaged SingerLewak LLP (“SingerLewak”) as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2005. The Audit Committee has selected SingerLewak as the Company’s independent auditors for the fiscal year ending December 31, 2012 and has further directed that the selection of the independent auditors be submitted for ratification by the stockholders at the Annual Meeting. Representatives of SingerLewak are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of SingerLewak as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of SingerLewak to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Principal Accounting Fees and Services

The following is a summary of the fees billed to Smith Micro by SingerLewak for professional services rendered for the fiscal year ended December 31, 2011:

Fee Category	Fiscal 2011 Fees
Audit Fees	$405,000
Audit-Related Fees	$105,000
Tax Fees	0
All Other Fees	0

The following is a summary of the fees billed to Smith Micro by SingerLewak for professional services rendered for the fiscal year ended December 31, 2010:

Fee Category	Fiscal 2010 Fees
Audit Fees	$405,000
Audit-Related Fees	$105,000
Tax Fees	0
All Other Fees	0

Audit Fees: This category consists of fees billed for professional services rendered for the audit of our consolidated annual financial statements and internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: This category consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”

Tax Fees: This category consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm.

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Stockholder Approval

The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is being sought to ratify the selection of SingerLewak.

The Board of Directors recommends a vote FOR ratification of the appointment of SingerLewak LLP as our independent registered public accounting firm.

CORPORATE GOVERNANCE

Board Member Independence

The Board of Directors has determined that, except for William W. Smith, Jr., all of the members of the Board of Directors are “independent” as independence is defined in the Nasdaq Stock Market qualification standards. Mr. Smith is not considered independent because he is currently employed by the Company.

Executive Sessions

Independent directors regularly meet in executive sessions without the Chairman and CEO or other members of management present to review the criteria upon which the performance of the Chairman and CEO is based, to review the performance of the Chairman and CEO against those criteria, to ratify the compensation of the Chairman and CEO as approved by the Compensation Committee, and to discuss any other relevant matters.

Board’s Leadership Structure

The Board’s current leadership structure is characterized by:

•	a combined Chairman of the Board and Chief Executive Officer;

•	a robust Committee structure with oversight of various types of risks; and

•	an engaged and independent Board.

The Board believes that its current leadership structure provides independent board leadership and engagement while deriving the benefit of having our CEO also serve as Chairman of the Board. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, he is best positioned to chair regular Board meetings as we discuss key business and strategic issues. This combined structure provides independent oversight while avoiding unnecessary confusion regarding the Board’s oversight responsibilities and the day-to-day management of business operations.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk oversight is to understand the risks our Company faces, the steps management is taking to manage those risks and to assess management’s appetite for risk. It is management’s responsibility to manage risk and bring to the Board’s attention material risks facing our Company. Our Board receives regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments which are each integrated with enterprise-risk exposures. Our Board also approves our CEO’s performance goals for each year. In doing so, the Board has an opportunity to ensure that the CEO’s goals include responsibility for broad risk management. The involvement of the full Board in setting our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

While the Board has the ultimate responsibility for overall risk oversight, each committee of the Board also has responsibility for particular areas of risk oversight. For example, the Audit Committee focuses on financial risk and internal controls, and receives an annual risk assessment report from our external auditors. In addition, the Compensation Committee evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy. The Compensation Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. Finally, the Governance and Nominating Committee oversees governance and succession risk, including Board and CEO succession and evaluates director skills and qualifications to appoint particular directors to our standing committees based upon the needs of that committee. Each committee makes reports regarding their area of responsibility to the Board at the regularly scheduled Board meeting immediately following the committee meeting.

Board Meetings and Committees

Our Board of Directors held eight meetings and acted by written consent two times during 2011. During the period in which each director served on the Board, each director attended or participated in 75% or more of the aggregate number of meetings of the Board and of meetings of the committees of the Board on which such director served.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meeting of stockholders, directors are encouraged to attend our annual meetings. Two of our current directors attended our annual meeting of stockholders in 2011.

Our board of directors has established four standing committees: an Audit Committee; a Compensation Committee; a Governance and Nominating Committee; and a Mergers and Acquisitions Committee. Each of these committees has adopted a written charter. All members of the committees are appointed by the Board of Directors and are non-employee directors and independent within the meaning of the Nasdaq Stock Market listing standards.

Audit Committee. Our Audit Committee is comprised of three members: Messrs. Arno, Gulko and Szabo. The Board of Directors has determined that all of these members of the Audit Committee are independent within the meaning of the Nasdaq Stock Market listing standards and also within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each member can read and has an understanding of fundamental financial statements. The Audit Committee reviews our financial statements and accounting practices, makes recommendations to the Board of Directors regarding the selection of our independent registered public accounting firm and reviews the results and scope of our annual audit and other services provided by our independent registered public accounting firm. The Audit Committee also is responsible for establishing, and has established, procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related party transactions are reviewed and approved by the Audit Committee. The Board of Directors has adopted and approved an amended and restated written charter for the Audit Committee. A current copy of this charter is posted on our web site at http://www.smithmicro.com under the Investor Relations section. Mr. Gulko is the Audit Committee Chairman and has been designated by the Board of Directors as the Audit Committee’s financial expert, as that term is described in the rules of the SEC. The Audit Committee held six meetings during 2011.

Compensation Committee. The Compensation Committee is comprised of two members: Messrs. Campbell and Gulko. The Board of Directors has determined that all the members of the Compensation Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The Compensation Committee administers our executive compensation programs and makes recommendations to the Board of Directors concerning officer and director compensation. The Compensation Committee also has the authority to administer the Amended and Restated Smith Micro 2005 Stock Option/Stock Issuance Plan (the “2005 Plan”) and to award stock options and direct stock issuances under that plan to our officers and employees. The Board of Directors has adopted and approved a written charter for the Compensation Committee. A current copy of this charter is posted on our web site at http://www.smithmicro.com under the Investor Relations section. The Compensation Committee held two meetings and acted by written consent two times during 2011.

Governance and Nominating Committee. The Governance and Nominating Committee (the “Nominating Committee”) is comprised of two members: Messrs. Arno and Campbell. The Board of Directors has determined that all the members of the Nominating Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The Nominating Committee receives proposed nominations to the Board of Directors, reviews the eligibility of each proposed nominee, and nominates, with the approval of the Board of Directors, new members of the Board of Directors to be submitted to the stockholders for election at each annual meeting. The Board of Directors has adopted and approved a written charter for the Nominating Committee. A current copy of this charter is posted on our web site at http://www.smithmicro.com under the Investor Relations section. The Nominating Committee held three meetings during 2011.

When considering a potential candidate for membership on our Board of Directors, our Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. The Nominating Committee considers diversity in identifying candidates by generally seeking to achieve a diversity of occupational and personal backgrounds on the Board. However the Nominating Committee has no formal policy regarding diversity. The Nominating Committee will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Article II, Section 12 of our Bylaws. The procedure provides that a notice relating to the nomination must be timely given in writing to our Corporate Secretary prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a stockholder proposal as described herein under “Deadline for Receipt of Stockholder Proposals.” Such notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of each such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Smith Micro Common Stock that are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of Smith Micro common stock that are beneficially owned by such stockholder. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on our Board of Directors by a stockholder. However the Nominating Committee has not received any recommended nominations from any of our stockholders in connection with the 2012 Annual Meeting.

Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee (the “M&A Committee”) is comprised of two members: Messrs. Arno and Szabo. The Board of Directors has determined that all the members of the M&A Committee are independent within the meaning of the Nasdaq Stock Market listing standards. The M&A Committee evaluates and reviews potential acquisition targets, strategic investments and divestitures, and makes recommendations regarding the same to our Board of Directors. The M&A Committee is also charged with overseeing the due diligence process with respect to proposed acquisitions, strategic investments and divestitures. The Board of Directors has adopted and approved a written charter for the M&A Committee. The M&A Committee held two meetings during 2011.

Code of Ethics

We have adopted a Code of Ethics for all of our employees, executive officers and directors. We will provide a copy of the Code of Ethics upon request made by email to investor-relations@smithmicro.com or in writing to Smith Micro Software, Inc. at 51 Columbia, Aliso Viejo, California 92656, Attention: Investor Relations. The full text of our Code of Ethics is posted on our web site at http://www.smithmicro.com under the Investor Relations section. We intend to disclose any amendment to the Code of Ethics or waiver of a provision of the Code of Ethics applicable to our executive officers or directors, including the name of the executive officer or director to whom the amendment applies or for whom the waiver was granted, at the same location on our website identified above. The inclusion of our web site address in this proxy does not include or incorporate by reference the information on our web site into this proxy or our Annual Report on Form 10-K.

Board Communications

Stockholders may communicate with members of the Board of Directors by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656.

Certain Relationships and Related Party Transactions

Pursuant to the charter of the Audit Committee of our Board of Directors, all transactions between us and any of our directors, executive officers or related parties are subject to review by the Audit Committee. Since January 1, 2011, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our voting securities or members of such person’s immediate family had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2011, which include the consolidated balance sheets of Smith Micro as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2011, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Review with Management. The Audit Committee has reviewed and discussed our audited financial statements with management.

Review and Discussions with Independent Accountants. The Audit Committee has discussed with SingerLewak LLP, our independent registered public accounting firm for the year ended December 31, 2011, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with SingerLewak LLP its independence.

The Audit Committee has also received written disclosures and the letter from SingerLewak LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant’s independence from us and our related entities) and has discussed with SingerLewak LLP its independence.

Conclusion. Based on the review and discussions referred to above, the Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the Commission.

AUDIT COMMITTEE

Andrew Arno
Samuel Gulko Gregory J. Szabo

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us as of March 26, 2012 (except where another date is noted below), with respect to beneficial ownership of our Common Stock by (i) each person (or group of affiliated persons) who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock, (ii) each director, (iii) each of our named executive officers, and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock owned by each of them. The following table is based upon information supplied by directors, executive officers, and principal stockholders. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Unless otherwise indicated the address of each beneficial owner is c/o Smith Micro Software, Inc., 51 Columbia, Aliso Viejo, CA 92656. The percentage of beneficial ownership is based on 36,075,320 shares of our common stock outstanding as of March 26, 2012.

	Shares Beneficially Owned
Name or Group of Beneficial Owners	Number	Percent
Named Executive Officers and Directors:
William W. Smith, Jr. (1)	3,240,876	8.87%
Thomas G. Campbell (2)	17,500	*
Samuel Gulko (3)	82,000	*
Andrew Arno	70,000	*
Gregory Szabo	91,000	*
Andrew C. Schmidt (4)	376,006	1.04%
Von Cameron	299,738	*
Rick Carpenter	203,947	*
Christopher G. Lippincott (5)	248,209	*
All Executives officers and directors as a group (9 persons) (6)	4,629,276	12.61%

5% Stockholders
Sophrosyne Capital, LLC (7)	2,092,940	5.80%
156 E. 36th Street At 2 Sniffen Court New York, NY 10016

BlackRock Inc. (8)	2,182,976	6.05%
40 East 52nd Street
New York, NY 10022

Royce & Associates, LLC (9)	3,615,321	10.02%
745 Fifth Avenue
New York, NY 10151

*	Represents less than 1%.
(1)	Includes 1,827,115 shares held in the name of The William W. Smith, Jr. Revocable Trust, of which Mr. Smith is the trustee, and 468,750 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.
(2)	Includes 5,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.
(3)	Includes 30,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.
(4)	Includes 100,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.
(5)	Includes 35,000 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.

(6)	Includes 638,750 shares issuable upon the exercise of options that are currently exercisable or will become exercisable within 60 days after March 26, 2012.
(7)	Based solely upon a Schedule 13G/A filed on February 24, 2012.
(8)	Based solely upon a Schedule 13G/A filed on February 13, 2012.
(9)	Based solely upon a Schedule 13G/A filed on January 23, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were met in a timely manner.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers and certain key officers as of February 17, 2012:

Name	Age	Position(s)
William W. Smith, Jr.	64	Chairman of the Board of Directors, President and Chief Executive Officer
Andrew C. Schmidt	50	Vice President and Chief Financial Officer
Von Cameron	48	Executive Vice President – Worldwide Sales
Rick Carpenter	48	Senior Vice President – Engineering
Chris G. Lippincott	41	Senior Vice President – Global Operations
David P. Sperling	43	Vice President and Chief Technical Officer
Steven M. Yasbek	58	Chief Accounting Officer

For background information regarding Mr. Smith, see “Proposal 1—Election of Directors.”

Mr. Schmidt joined the Company in June 2005 and serves as the Company’s Chief Financial Officer. Prior to joining Smith Micro, Mr. Schmidt was the Chief Financial Officer of Genius Products, Inc., a publicly traded entertainment company from August 2004 to June 2005. From April 2003 to June 2004, he was Vice President (Finance) and acting Chief Accounting Officer of Peregrine Systems, Inc., a publicly held provider of enterprise level software then in Chapter 11 reorganization. From July 2000 to January 2003, he was Executive Vice President and Chief Financial Officer of Mad Catz Interactive, Inc., a publicly traded provider of console video game accessories. He holds a B.B.A. in Finance from the University of Texas and an M.S. in Accountancy from San Diego State University.

Mr. Cameron joined the Company in April 2008 as the Executive Vice President of Worldwide Sales. Mr. Cameron has held executive management positions with Openwave, Oracle, FoxT and Booz Allen & Hamilton. Mr. Cameron served proudly in the United States Air Force and earned his B.S. in Math-Operations Research from the United States Air Force Academy in Colorado, Springs, CO and an MBA from Golden Gate University in San Francisco, CA.

Mr. Carpenter joined the Company in May of 2009 as the Vice President of Engineering for the Company’s Connectivity & Security Business Unit and currently serves as the Senior Vice President of Engineering. Prior to joining Smith Micro, Mr. Carpenter served as a Vice President of Engineering at NextWave Wireless where he was responsible for WiMAX chipset development. From 2000 to 2005, he was Director of Software Engineering for CDMA products at AirPrime, which was ultimately acquired by Sierra Wireless. Mr. Carpenter has also held engineering management positions at Motorola and DENSO Wireless and started his professional career in May of 1986. He holds a BS in Computer Science from the University of Texas, Permian Basin and studied Masters-level Computer Science & Engineering at the University of Texas Arlington.

Mr. Lippincott joined the Company in February of 1993. From 1993 to 2000, Mr. Lippincott held various sales positions within the company including Director of OEM Sales, Director of Retail Sales and Vice President of Enterprise Sales. In 2000, Mr. Lippincott began serving as General Manager of the company’s Internet Solutions Division, until 2004 when he accepted the role of Senior Vice President, Global Operations. Mr. Lippincott attended the University of California, Berkeley studying Business Administration.

Mr. Sperling joined us in April 1989 and has been our Director of Software Engineering since April 1992. He assumed the Chief Technology Officer position in September 1999. Mr. Sperling began his professional career as a software engineer with us and he currently has two patents and three patents pending for various telephony and Internet technologies. Mr. Sperling holds a B.S. degree in Computer Science and an MBA from the University of California, Irvine.

Mr. Yasbek joined the Company in May 2008 as the Chief Accounting Officer. Mr. Yasbek has held executive finance and information technology positions with REMEC, Paradigm Wireless Systems, Intellisys Group, Pacific Scientific Company, Symbol Technologies, TRW, and most recently as Chief Financial Officer of Alphatec Spine. He holds a B.S. in Accounting and M.B.A from Loyola Marymount University, and is a Certified Public Accountant.

Currently, each of our directors holds office until the annual meeting of stockholders in the year in which his term expires, or until his successor has been duly elected and qualified. Our officers are elected and serve at the discretion of our board of directors. There are no family relationships among any of our directors and executive officers.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis explains the material elements of the compensation awarded to, earned by, or paid during our last completed fiscal year to each of: William W. Smith, Jr., our President and Chief Executive Officer; Andrew C. Schmidt, our Vice President and Chief Financial Officer; Von Cameron, our Executive Vice President – Worldwide Sales; Rick Carpenter, our Senior Vice President – Engineering; and Christopher G. Lippincott, our Senior Vice President – Global Operations. These individuals are also referred to herein as our “named executive officers.”

Compensation Program Objectives and Philosophy

The Compensation Committee of our board of directors currently oversees the design and administration of our executive compensation program. Our Compensation Committee’s primary objectives in structuring and administering our executive officer compensation program are to:

1.	attract, motivate and retain talented and dedicated executive officers;

2.	tie annual and long-term cash and stock incentives to achievement of measurable corporate and individual performance objectives; and

3.	reinforce business strategies and objectives for enhanced stockholder value.

To achieve these goals, our Compensation Committee maintains compensation plans that tie a portion of executives’ overall compensation to key strategic goals such as financial and operational performance, as measured by metrics such as revenue and adjusted profitability. Our Compensation Committee evaluates individual executive performance along with our Chief Executive Officer (other than with respect to his own performance) as part of the review process. The Committee seeks to establish overall compensation (including cash and equity awards) at levels the Committee believes are roughly comparable with average levels of compensation for executives at other fast-growing technology companies of similar size. The Committee also seeks to maintain internal equity among executives based on their individual roles while setting compensation packages that are necessary to attract experienced executives who can manage a larger, more complex organization. Our Compensation Committee performs at least annually a review of our executive officers’ compensation to determine whether we provide adequate incentives and motivation to our executive officers and whether we adequately compensate our executive officers relative to comparable officers in other similarly situated companies.

The principal elements of our executive compensation program are base salary, cash bonus awards, long-term equity incentives in the form of stock options and restricted stock, other benefits and perquisites, post-termination severance and acceleration of stock option and restricted stock vesting for certain named executive officers upon termination and/or a change in control. Our other benefits and perquisites consist of life and health insurance benefits and a qualified 401(k) savings plan.

We view these components of compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarking consistent with our recruiting and retention goals, our view of internal equity and consistency, and other considerations we deem relevant, such as rewarding extraordinary performance.

Role of Executive Officers in Compensation Decisions

Our Compensation Committee reviews and approves the compensation paid to our Chief Executive Officer. With regard to the compensation paid to each executive officer other than the Chief Executive Officer, the Chief Executive Officer reviews, on an annual basis, the compensation paid to each such executive officer during the past year and submits to the Compensation Committee his recommendations regarding the compensation to be paid to such persons during the next year. Following a review of such recommendations, the Committee will take such action regarding such compensation as it deems appropriate, including approving compensation in an amount the Compensation Committee deems reasonable.

Management plays a significant role in the compensation-setting process for executive officers, other than the Chief Executive Officer, by:

•	evaluating employee performance;

•	recommending business performance targets and establishing objectives; and

•	recommending salary levels, bonuses and equity-based awards.

Management also prepares meeting information for most Compensation Committee meetings, and the Chief Executive Officer participates in Committee meetings at the Compensation Committee’s request to provide:

•	background information regarding our strategic objectives;

•	his evaluation of the performance of the executive officers; and

•	compensation recommendations as to executive officers (other than himself).

Benchmarking of Compensation

The Compensation Committee believes it is important when making its compensation-related decisions to be informed as to current practices of similarly situated companies. In 2011, the Compensation Committee engaged a third party consultant, Compensia, to prepare a compensation study to assist the Committee as it sought to ensure that the Company was appropriately compensating our executives, including our named executive officers. The compensation study peer group consisted of 14 companies providing both software and hardware, as well as national and California-based high technology companies with revenues in the range of $50 - $200 million, with similar ranges of market capitalization and employee base. The peer group consisted of the following companies: Acme Packet; Actuate; Art Technology Group; Broadsoft; DemandTec; Interactive Intelligence; KIT digital; Limelight Networks; Motricity; Novatel Wireless; Openwave Systems; OPNET Technologies; Sonus Networks; and Synchronos Technologies.

The compensation study focused on four primary aspects of executive compensation; base salary; annual incentive opportunities; total target cash compensation; and equity awards. The results of the 2011 benchmarking study comparing our executive compensation to that of our peers indicated that: base salaries for our named executive officers were generally positioned at the 40th percentile; annual target incentive opportunities as a percentage of base salaries were generally positioned well below the 25th percentile; total target cash compensation was generally positioned at the 25th percentile; and equity awards were on average at the 70th percentile of the market.

2011 “Say-on-Pay” Advisory Vote on Executive Compensation.

In 2011, our stockholders approved a non-binding advisory “say-on-pay” proposal at our 2011 Annual Meeting of Stockholders, with approximately 72% of the votes cast voting in favor of that proposal. The Compensation Committee has taken into account and considered the results of the 2011 annual advisory “say-on-pay” vote. The Compensation Committee also considers numerous other factors in evaluating our executive compensation program, as discussed elsewhere in this Compensation Discussion and Analysis. While each of these factors informed the Compensation Committee’s decisions regarding compensation of our named executive officers, the Compensation Committee did not implement changes to our executive compensation program as a result of the stockholder advisory vote. The Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation program.

Base Compensation

We provide our named executive officers and other executives with base salaries that we believe enable us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals, while taking into account the unique circumstances of our company. We review base salaries for our named executive officers annually and increases are generally based on our performance and individual performance. We also take into account the base compensation that is payable by companies that we believe to be our competitors and by other public companies with which we believe we generally compete for executives. The following table sets forth the annual base salaries of the named executive officers during 2011:

Named Executive Officer	Changes in Base Salary
William W. Smith, Jr.	No change, remained at $450,000
Andrew C. Schmidt	No change, remained at $337,500
Von Cameron	No change, remained at $250,000
Rick Carpenter	Increased from $210,000 to $235,200
Christopher G. Lippincott	Increased from $198,000 to $277,200

Mr. Lippincott’s increase was the result of a change in responsibilities and a change in compensation structure. The decisions regarding base salary discussed above and 2011 cash bonuses discussed below were made consistent with the Board’s compensation philosophy and the findings of our compensation study (discussed above under “Benchmarking of Compensation”), which determined that our base salaries were generally positioned at the 40th percentile.

Cash Bonus Awards

As part of our compensation program and in order to maintain appropriate financial incentives, our executive officers are eligible for cash bonus compensation pursuant to an annual cash bonus plan. Under the plan, cash bonuses are determined and paid each fiscal year on a quarterly basis based upon the achievement of certain performance objectives. Our cash bonus plan is designed to focus our management on achieving key corporate financial objectives, to motivate certain desirable behaviors and to reward achievement of our key corporate financial objectives and individual goals. Under the terms of the bonus plan, the Compensation Committee establishes performance objectives and annual target bonus amounts for each named executive officer. In determining the appropriate level of target bonus for each officer the Compensation Committee considers information provided through independent, third-party surveys and other information collected from public sources for similar positions at peer companies, relative base salary and bonus amounts for each individual and the recommendations of our Chief Executive Officer.

2011 Bonuses

The following table sets forth the decisions of the Compensation Committee during 2011 with respect to eligibility for a performance-based annual cash bonus by each of the named executive officers, which were made consistent with the Board’s compensation philosophy and the findings of our compensation study which determined that our annual target incentive opportunities were generally well below those of our peer group companies:

Named Executive Officer	Changes in Cash Based bonus eligibility
William W. Smith, Jr.	No change, remained at $125,000
Andrew C. Schmidt	Increased from $80,000 to $100,000
Von Cameron	Increased from $125,000 to $200,000
Rick Carpenter	Increased from $40,000 to $90,000
Christopher G. Lippincott	Increased from $30,000 plus 10% of eligible cost savings to $113,220

In the first quarter of 2011, the Compensation Committee worked with senior management to establish the annual target bonus amounts and performance objectives under the bonus plan. For each performance objective the committee assigned a relative weighting to provide guidelines for setting actual cash payouts for each executive officer based on a percentage of the individual’s target bonus. The Compensation Committee retained wide discretion to interpret the terms of the bonus plan, including interpreting and determining whether the performance objectives had been met and the amount of cash bonus that may be paid pursuant to the bonus plan.

Our bonus plan contains performance objectives with a dollar value ascribed to each objective, so that the sum total equals the approved cash bonus target for each named executive officer. In 2011 the objectives for Messrs. Smith, Schmidt, Cameron, Carpenter and Lippincott were (1) revenue achievement and (2) profitability achievement, which were evenly weighted in terms of target cash bonuses. For each objective, the Compensation Committee applied the percentage by which the objective was achieved (which could exceed 100% in the case of quantitative performance objectives) to the dollar value ascribed to each objective. The dollar values for each objective were then combined to determine the actual cash bonuses paid to each executive.

Achievement of the quantitative performance objectives was determined on a quarterly basis based on our financial results of the preceding quarter. The table below outlines the quantitative performance objectives for each named executive officer identified above.

	Q4 2010	Q1 2011	Q2 2011	Q3 2011
(In Thousands)
Revenue	$35,400	$17,000	$27,000	$37,500
Adjusted (non-GAAP) Profitability (1)	$8,495	$(8,845)	$(264)	$8,758

(1)	Operating income, excluding amortization of intangibles, stock-based compensation and impairment of goodwill and long-lived assets.

For 2011, based on the achievement of the objectives for our executive officers under our bonus plan, we paid bonuses of $84,180 (67% attained) to Mr. Smith, $61,572 (65% attained) to Mr. Schmidt, $113,041 (62% attained) to Mr. Cameron, $52,318 (63% attained) to Mr. Carpenter and $52,227 (57% attained) to Mr. Lippincott. Mr. Lippincott also achieved approximately $1 million in cost savings for the Company, resulting in an additional cash bonus of $95,000. The cash bonuses paid to our Chief Executive Officer accounted for approximately 3.6% of his total compensation in 2011. For our other named executive officers in 2010, their cash bonuses, on average, accounted for 4.8% to 11.9% of their total compensation.

We believe that the performance objectives for our named executive officers were moderately difficult to achieve and that performance at a high level, while devoting full time and attention to their responsibilities, is required for our named executive officers to earn their respective cash bonuses.

Equity Compensation

We believe that for growth companies in the technology sector, equity awards are a significant compensation-related motivator in attracting and retaining executive-level employees. Accordingly, we have provided our named executive officers and other executives with long-term equity incentive awards that incentivize those individuals to stay with us for long periods of time, which in turn should provide us with greater stability over such periods than we would experience without such awards. While the majority of our long-term equity compensation awards historically have been in the form of stock options, we provided grants of restricted stock to each of our executive officers in 2011. We felt that granting restricted stock in 2011 provided additional incentive to our executives by providing them with immediate stock ownership, which helped align their interests with those of our stockholders.

We grant equity compensation to our executive officers and other employees under the 2005 Plan. We account for equity compensation paid to our employees under the rules of FASB ASC Topic 718, which requires us to estimate and record compensation expense over the vesting period of the award. All equity awards to our employees, including executive officers, and to our directors have been granted and reflected in our consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date.

Generally, we grant long-term equity awards to our named executive officers upon commencement of their employment, and the terms of those awards typically vest over four years. Additionally, from time to time, we grant subsequent long-term equity awards to our named executive officers based upon a number of factors, including rewarding executives for superior performance, maintaining a sufficient number of unvested long-term equity awards as a means to retain the services of such executives, providing increased motivation to such executives and ensuring that the total long-term equity awards are competitive with those of other companies competing for our named executive officers.

In February 2011 we granted shares of restricted stock to each of our named executive officers as follows:

Name	Shares of Restricted Stock
William W. Smith, Jr.	150,000
Andrew C. Schmidt	75,000
Von Cameron	75,000
Rick Carpenter	75,000
Christopher G. Lippincott	75,000

The Committee implemented a vesting period for these 2011 restricted stock grants of four years. In addition, the Committee instituted a performance-based hurdle required for each executive to earn half of each total grant. One quarter of each grant will be earned if the Company achieves a specified 2011 net revenues target, and an additional one quarter of each grant will be earned if the Company achieves a specified 2011 adjusted profitability target (determined on a non-GAAP basis, excluding amortization of intangibles, stock-based compensation, goodwill and long-lived asset impairment and non-cash tax expense), with a proportionate reduction in each grant if the targets are not fully met. Once performance against these hurdles is determined, the “earned” shares will still be subject to four-year periodic vesting tied to continued service with the Company. The other half of each total grant would be earned based on continuous service by the executive over the vesting period.

The specified 2011 net revenues target for these 2011 restricted stock grants was $121.5 million. However the Company recorded 2011 net revenues of $57.8 million, resulting in 47.54% attainment of this performance goal. The specified 2011 adjusted profitability target (determined on a non-GAAP basis, excluding amortization of intangibles, stock-based compensation, goodwill and long-lived asset impairment and non-cash tax expense) was $10.3 million. Actual 2011 adjusted profitability was $(38.4) million, resulting in 0% attainment of this performance goal. Since less than 100% of one of the performance goals were achieved, a portion of the 2011 restricted stock grants to each of the named executive officers were forfeited in 2011 as follows:

Name	Restricted Shares Forfeited
William W. Smith, Jr.	57,171
Andrew C. Schmidt	28,585
Von Cameron	28,585
Rick Carpenter	28,585
Christopher G. Lippincott	28,585

Executive Benefits and Perquisites

We provide the opportunity for our named executive officers and other executives to receive certain perquisites and general health and welfare benefits. We also offer participation in our defined contribution 401(k) plan. We provide a 20% match on all eligible employee contributions to our 401(k) plan. We provide these benefits to create additional incentives for our executives and to remain competitive in the general marketplace for executive talent.

Change in Control and Severance Benefits

We provide the opportunity for certain of our named executive officers to receive additional compensation or benefits under the severance and change in control provisions contained in their employment agreements. We provide this opportunity to attract and retain an appropriate caliber of talent in key positions. Our severance and change in control provisions for certain of our named executive officers are summarized below in “Employment Agreements” and “Potential Payments Upon Termination or Change in Control.”

Code Section 162(m)

It is our policy generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits us from deducting the compensation of officers that exceeds $1,000,000 unless that compensation is based on the achievement of objective performance goals. We believe our 2005 Plan is structured to qualify stock options, restricted share and stock unit awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, we reserve the discretion to pay compensation to our officers that may not be deductible.

2012 Compensation Decisions

No changes were made to either the annual base salaries for 2012 or the cash-based bonus with respect to our named executive officers. The following table sets forth the decisions of the Compensation Committee during 2012 with respect to both salary and eligibility for a performance-based annual cash bonus by each of the named executive officers:

Named Executive Officer	Base Salary	Cash based bonus eligibility
William W. Smith, Jr.	No change, remained at $450,000	No change, remained at $125,000
Andrew C. Schmidt	No change, remained at $337,500	No change, remained at $100,000
Von Cameron	No change, remained at $250,000	No change, remained at $200,000
Rick Carpenter	No change, remained at $235,200	No change, remained at $90,000
Christopher G. Lippincott	No change, remained at $277,200	No change, remained at $113,220

The decisions set forth above were made consistent with the Board’s compensation philosophy and the findings of our 2011 compensation study discussed above, and a new 2012 compensation study, which determined that annual target incentive opportunities for our executives fell well below median levels. Taking these factors into account and the Board’s compensation philosophy, the Compensation Committee also approved the issuance of new restricted stock grants to our named executive officers, effective March 2012, in the following amounts: Mr. Smith received a grant of 200,000 shares; and Messrs. Schmidt, Cameron, Carpenter and Lippincott each received a grant of 100,000 shares. The Committee determined to maintain a vesting period for these 2012 restricted stock grants of four years. In addition, the Committee instituted a performance-based hurdle required for each executive to earn one half of each total grant. One quarter of each grant will be earned if the Company achieves a specified 2012 net revenues target, and an additional one quarter of each grant will be earned if the Company achieves a specified 2012 operating expense target (determined on a non-GAAP basis, excluding restructuring costs, stock-based compensation and impairment of long-lived assets), with a proportionate reduction in each grant if the targets are not fully met. Once performance against these hurdles is determined, the “earned” shares will still be subject to four-year periodic vesting tied to continued service with the Company.

Report of the Compensation Committee

The Compensation Committee establishes and oversees the design and functioning of our executive compensation program. We have reviewed and discussed the foregoing Compensation Discussion and Analysis with the management of the Company. Based on this review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

COMPENSATION COMMITTEE

Thomas G. Campbell

Samuel Gulko

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the annual compensation for services provided to us by our named executive officers during 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
William W. Smith, Jr. President and Chief Executive Officer	2011 2010 2009	$450,000 450,000 441,667	$1,405,050 1,203,000 591,000	$84,180 124,151 80,022	$385,351 422,900 230,822	(3) (4) (5)	$2,325,032 2,200,051 1,343,511
Andrew C. Schmidt VP and Chief Financial Officer	2011 2010 2009	337,500 337,500 331,250	702,750 601,500 295,500	61,572 79,909 53,348	186,673 203,877 107,466	(6) (7) (8)	1,288,495 1,222,786 787,564
Von Cameron EVP - Sales	2011 2010 2009	250,000 250,000 250,000	702,750 601,500 197,000	113,041 146,198 89,969	153,548 143,836 59,838	(9) (10) (11)	1,219,338 1,141,534 596,807
Rick Carpenter VP & General Manager - Wireless	2011 2010 2009	231,000 211,042 109,340	702,750 401,000 109,700	52,318 57,620 19,032	62,367 22,825	(12) (13)	1,048,435 692,487 238,072
Christopher G. Lippincott SVP - Global Operations	2011 2010 2009	264,000 198,000 195,000	702,750 401,000 197,000	147,227 132,278 167,828	127,305 134,918 69,740	(14) (15) (16)	1,241,282 866,196 629,568

(1)	The amounts shown in this column represent the aggregate grant date fair value of Restricted Shares granted in those years computed in accordance with FASB ASC Topic 718. Generally, the aggregate grant date fair value is the amount that the company expects to expense in its financial statements over the award’s vesting schedule. These amounts reflect the company’s accounting expense and do not correspond to the actual value that will be realized by the named executives. For Restricted Shares, the fair value is calculated using the closing price of our stock on the date of grant.
(2)	The amounts in this column reflect the cash awards paid pursuant to our 2011, 2010 and 2009 bonus plans.
(3)	Consists of $366,746 tax gross-up, $15,305 of income tax preparation fees and $3,300 of 401(k) matching contributions.
(4)	Consists of $401,154 tax gross-up, $18,446 of income tax preparation fees and $3,300 of 401(k) matching contributions.
(5)	Consists of $208,331 tax gross-up, $19,191 of income tax preparation fees and $3,300 of 401(k) matching contributions.
(6)	Consists of $188,373 tax gross-up and $3,300 of 401(k) matching contributions.
(7)	Consists of $200,577 tax gross-up and $3,300 of 401(k) matching contributions.

(8)	Consists of $104,166 tax gross-up and $3,300 of 401(k) matching contributions.
(9)	Consists of $150,248 tax gross-up and $3,300 of 401(k) matching contributions.
(10)	Consists of $143,836 tax gross-up.
(11)	Consists of $59,838 tax gross-up.
(12)	Consists of $59,067 tax gross-up and $3,300 of 401(k) matching contributions.
(13)	Consists of $22,825 tax gross-up.
(15)	Consists of $126,105 tax gross-up and $1,200 of 401(k) matching contributions.
(16)	Consists of $133,718 tax gross-up and $1,200 of 401(k) matching contributions.
(17)	Consists of $68,540 tax gross-up and $1,200 of 401(k) matching contributions.

Grants of Plan Based Awards in 2011

The following table sets forth information with regard to (a) potential cash bonuses that were payable during 2011 under our performance-based, non-equity incentive bonus plan, and (b) grants of options to purchase common stock and shares of restricted stock made to our named executive officers during 2011. The actual amounts paid pursuant to the 2011 bonus plan are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		All Other Stock Awards; Number of Shares of Stock	Grant Date Fair Value of Stock Awards
Name	Grant Date	Target ($)	Maximum ($)
William W. Smith, Jr.	02/28/11	$125,000	—	150,000	$1,405,050
Andrew C. Schmidt	02/28/11	$100,000	—	75,000	$702,750
Von Cameron	02/28/11	$200,000	—	75,000	$702,750
Rick Carpenter	02/28/11	$90,000	—	75,000	$702,750
Chris Lippincott	02/28/11	$113,220	—	75,000	$702,750

(1)	Amounts shown in these columns are the estimated possible payouts under the 2011 bonus plan based on certain assumptions about the achievement of Company and individual performance objectives, based upon the probable outcome of such conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The performance objectives under the 2010 bonus plan, as well the Compensation Committee’s pay-out determinations for the 2011 bonus plan, are discussed above under “Compensation Discussion and Analysis – Cash Bonus Awards – 2011 Bonuses.”

.

Outstanding Equity Awards at December 31, 2011

The following table sets forth the number of securities underlying outstanding equity awards for each named executive officer as of December 31, 2011, as well as the number of outstanding unvested shares of restricted stock held by each named executive officer as of December 31, 2011.

	Option awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
William W. Smith, Jr.	12,500	(2)	—	$0.24	10/15/2012
	56,250	(2)	—	1.91	7/1/2014
	200,000	(2)	—	4.95	7/27/2015
	200,000	(2)	—	12.55	2/18/2017
						15,625	(3)	$17,656
						44,907	(4)	$50,745
						81,020	(5)	$91,553
						134,375	(6)	$151,844
Andrew C. Schmidt	100,000	(2)	—	12.55	2/18/2017
						7,813	(3)	8,829
						22,454	(4)	25,373
						40,511	(5)	45,777
						67,187	(6)	75,921
Von Cameron						4,167	(3)	4,709
						14,970	(4)	16,916
						40,511	(5)	45,777
						67,187	(6)	75,921
Rick Carpenter						4,128	(2)	4,665
						27,006	(5)	30,517
						67,187	(6)	75,921
Christopher G. Lippincott	35,000	(2)	—	12.55	2/18/2017
						5,208	(3)	5,885
						14,970	(4)	16,916
						27,006	(5)	30,517
						67,187	(6)	75,921

(1)	Determined by multiplying the number of shares by $1.13, the closing price for our stock on the Nasdaq Global Market on December 31, 2011.
(2)	25% vested after one year, the balance over 36 successive monthly installments.

(3)	Vests in 48 equal monthly installments.
(4)	50% vests in 48 equal monthly installments, 50% based on 2009 performance and vested 25% in February 2010 with the balance in 36 equal successive monthly installments.
(5)	50% vests in 48 equal monthly installments, 50% based on 2010 performance and will vest 25% in February 2011 with the balance in 36 equal successive monthly installments.
(6)	50% vests in 48 equal monthly installments, 50% based on 2011 performance and will vest 25% in February 2012 with the balance in 36 equal successive monthly installments.

Option Exercises and Stock Vested

The following table sets forth information regarding exercises of stock options and vesting of restricted stock awards held by each of our named executive officers during 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($) (2)
William W. Smith, Jr.	—	$—	143,206	$764,673
Andrew C. Schmidt	—	—	71,602	382,334
Von Cameron	—	—	59,160	318,343
Rick Carpenter	—	—	27,932	146,972
Christopher G. Lippincott	—	—	50,339	264,384

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.
(2)	Represents the market value per share times the number of shares vested on the vesting date.

Employment Agreements

Letter Agreement with Andrew C. Schmidt

We entered into a letter agreement with Andrew C. Schmidt, our Chief Financial Officer, effective June 14, 2005. The letter agreement provides for an initial base salary of $220,000 per annum and eligibility to receive bonus awards at the discretion of the Compensation Committee of the board of directors. Mr. Schmidt is also eligible to participate in any and all plans providing general benefits to our employees, subject to the provisions, rules and regulations applicable to each such plan. Effective March 5, 2009, Mr. Schmidt’s base salary was set at $337,500, which remains unchanged through the date of this proxy statement. Mr. Schmidt’s employment letter agreement also provides that he is eligible to participate in our 2005 Plan. In 2011, Mr. Schmidt received a grant of 46,415 shares of restricted stock, adjusted by the attainment of revenue and gross profit goals for 2011, and vesting over four years.

Mr. Schmidt’s employment may be terminated at any time, with or without cause and with or without notice, by Mr. Schmidt or by us. If Mr. Schmidt’s employment is terminated by us without cause within twelve months following a Corporate Transaction (as defined in the agreement), we will provide Mr. Schmidt payment of salary for the six months following the termination of employment. The letter agreement states that Mr. Schmidt’s employment is of no set duration.

Agreement with William W. Smith, Jr.

In June 2005, we agreed to make to William W. Smith, Jr., Chief Executive Officer, a lifetime payment of $6,000 annually, subject to annual increases of 5%, in connection with his future retirement or resignation from employment. The agreement provides that we may, at our option, discharge our obligations under the agreement by purchasing a single premium annuity for the benefit of Mr. Smith. We estimate that it would cost approximately $150,000 to purchase such an annuity.

Other than as disclosed above, none of the named executive officers has an employment agreement with us, and the employment of each of the named executive officers may accordingly be terminated at any time at the discretion of the Board of Directors.

Potential Payments Upon Termination or Change in Control

The Compensation Committee believes that change in control agreements are appropriate and serve an important business purpose for the company. The Committee believes that these benefits aid in recruiting and retaining talent in a competitive market. Also, benefits are provided in the event of termination of employment following a change in control, which are intended to motivate executive officers to remain with the company despite the uncertainty and dislocation that arises in the context of change in control situations. The change in control agreements are an important part of our overall compensation objectives, particularly our goal of retaining the best qualified executive officers, and do not affect the decisions made with respect to other compensation elements.

Mr. Schmidt

Pursuant to the employment letter agreement with Mr. Schmidt, if his employment is terminated without cause within twelve months following a Corporate Transaction he is entitled to a severance benefit equal to six months of base salary, subject to required withholding and payable in accordance with our regular and customary payroll practices. In addition, pursuant to his stock option and restricted stock agreements, he is entitled to accelerated vesting of options and restricted stock in the event of a Corporate Transaction. Assuming the employment of Mr. Schmidt were to be terminated without cause within twelve months following a Corporate Transaction as of December 31, 2011, he would be entitled to an aggregate of $324,650 in change in control benefits, consisting of (i) $168,750 to be paid over the six month period following such termination, subject to required withholding and in accordance with our regular and customary payroll practices, and (ii) accelerated vesting of 137,965 shares of restricted stock with a value of $155,900 (based on the number of shares times the December 31, 2011 closing market price for our stock). We are not required to make any cash payments to Mr. Schmidt if his employment is terminated by us for cause or on account of death or disability or by Mr. Schmidt.

For purposes of Mr. Schmidt’s employment letter agreement, (i) “Corporate Transaction” is defined as any of the following stockholder approved transactions to which we are a party: (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediate prior to such transaction, or (b) the sale, transfer or other disposition of all or substantially all of our assets in complete liquidation or dissolution of Smith Micro; and (ii) “cause” is not defined. We gave these benefits to Mr. Schmidt in order to retain his services.

Mr. Schmidt is bound by the terms of a Proprietary Information and Inventions Agreement which survives the termination of his employment. This agreement provides in part that he will not disclose our confidential information to any third party.

Mr. Smith

We have an agreement with Mr. Smith pursuant to which we agreed to a lifetime payment of $6,000 annually, subject to annual increases of 5%, in connection with his future retirement or resignation from employment; provided that we may, at our option, discharge our obligations under the agreement by purchasing a single premium annuity for the benefit of Mr. Smith, the estimated cost of which is approximately $150,000. Assuming Mr. Smith’s employment was terminated as of December 31, 2011, and further assuming that we determined to satisfy our obligations under his agreement by purchasing a single premium annuity for the benefit of Mr. Smith, we would have been obligated to spend $150,000 to purchase the annuity.

Stock Options and Restricted Stock

Each of our named executive officers holds options and shares of restricted stock that would vest, subject to the satisfaction of certain other conditions included in the option agreements and restricted stock agreements, upon a “Corporate Transaction.” For purposes of these agreements, “Corporate Transaction” is defined as either of the following stockholder-approved transactions to which we are a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of our outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of all or substantially all of our assets in our complete liquidation or dissolution. We provide this benefit in order to properly incent our executives to support a Corporate Transaction that would be deemed beneficial to our shareholders.

Assuming a Corporate Transaction occurred as of December 31, 2011 and the other conditions included in the restricted stock agreements were satisfied, the following individuals would be entitled to accelerated vesting of the following shares of restricted stock:

Name	Value of accelerated stock awards following Change in Control (1)
William W. Smith, Jr.	Immediate vesting of 275,927 shares with a value of $311,798.
Andrew C. Schmidt	Immediate vesting of 137,965 shares with a value of $155,900.
Von Cameron	Immediate vesting of 126,835 shares with a value of $143,324.
Rick Carpenter	Immediate vesting of 98,321 shares with a value of $111,103.
Christopher G. Lippincott	Immediate vesting of 114,371 shares with a value of $129,239.

(1)	Based on the December 31, 2011 closing market price of $1.13.

Director Compensation

The following table sets forth compensation that our directors (other than directors who are named executive officers) earned during 2011 for services as members of our board of directors.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($) (1)	Total ($)
Andrew Arno (2)	$5,000	$35,800	$—	$40,800
Thomas G. Campbell (3)	10,000	89,200	5,795	104,995
Samuel Gulko (4)	10,000	89,200	5,795	104,995
Ted L. Hoffman (5)	5,000	89,200	5,795	99,995
William C. Keiper (6)	5,000	89,200	5,795	99,995
James E. Straight (7)	5,000	89,200	5,795	99,995
Gregory J. Szabo (8)	5,000	35,800	—	40,800

(1)	The amounts shown represent the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions we used with respect to the valuation of stock and option grants are set forth in Note 1 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.
(2)	Mr. Arno holds no stock options as of December 31, 2011.
(3)	Mr. Campbell has options to purchase 5,000 shares outstanding as of December 31, 2011.
(4)	Mr. Gulko has options to purchase 30,000 shares outstanding as of December 31, 2011.
(5)	Mr. Hoffman holds no stock options as of December 31, 2011.
(6)	Mr. Keiper holds no stock options as of December 31, 2011.
(7)	Mr. Straight holds no stock options as of December 31, 2011.
(8)	Mr. Szabo holds no stock options as of December 31, 2011.

Summary of Director Compensation

Non-employee members of the Board of Directors receive fees of $2,500 quarterly for Board and committee service, and are reimbursed for their out-of-pocket expenses in connection with service on the Board of Directors. Non-employee members of the Board of Directors are eligible to receive periodic option grants pursuant to the Automatic Option Grant Program in effect under our 2005 Plan and are eligible to receive discretionary awards under the Plan’s Discretionary Option Grant and Stock Issuance Programs.

Under the 2005 Plan, each non-employee director is entitled to receive an option grant for 10,000 shares in connection with his or her initial appointment to the Board of Directors. Each such option will have an exercise price per share equal to the closing sale price per share of common stock on the grant date and a maximum term of 10 years measured from the grant date. Each option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option exercise price paid per share, in the event the optionee ceases to serve as a member of the Board of Directors prior to vesting in the option shares. The options will vest (i.e., the repurchase right will lapse) in a series of four successive equal annual installments over the optionee’s period of service on the Board of Directors, with the first installment to vest upon his or her completion of one year of serving as a member of the Board of Directors measured from the grant date. The option shares will immediately vest in full upon certain changes in control or ownership or upon the optionee’s death or disability while still serving as a member of the Board of Directors. On their appointment to the Board, Messrs. Arno and Szabo waived their right to receive the automatic option grant for 10,000 shares. In lieu thereof, they each received a grant of 10,000 restricted shares valued at $3.58 per share.

At each Annual Meeting of Stockholders, each individual who will continue to serve as a non-employee member of the Board of Directors will receive an additional option grant for 5,000 shares, provided such individual has served on the Board of Directors for at least six months. Each option will have an exercise price per share equal to the closing sale price per share of common stock on the date of the Annual Meeting and a maximum term of 10 years measured from such date, subject to earlier termination upon the optionee’s cessation of service on the Board of Directors. The option will be immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by us, at the option exercise paid per share, should the optionee stop serving as a member of the Board of Directors prior to the completion of one year of service measured from the grant date.

On February 22, 2011, each director then serving received a special discretionary grant of 10,000 shares of restricted stock valued at $8.92 per share and vesting in equal installments over the next 12 months.

Compensation Committee Interlocks and Insider Participation

Through June 2011, the members of our Compensation Committee were Messrs. Campbell, Hoffman and Keiper, who are all non-employee directors. Effective July 27, 2011 the members of our Compensation Committee were Messrs. Campbell and Gulko, who are both non-employee directors. None of such Committee members (i) was during fiscal 2011 an officer or employee of us or any of our subsidiaries, or (ii) is formerly an officer of us or any of our subsidiaries.

ANNUAL REPORT

Our Annual Report on Form 10-K for the 2011 fiscal year, filed with the Securities and Exchange Commission on February 27, 2012, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Stockholders may also obtain a copy of the Annual Report, without charge, by writing to Ms. Carla Fitzgerald, Vice President, at our principal executive offices located at 51 Columbia, Aliso Viejo, California 92656. We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits. Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Smith Micro, are also available on our website at http://www.smithmicro.com or the Securities and Exchange Commission’s public website at http://www.sec.gov.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) if you are not a stockholder of record, notify your broker, or (2) if you are a stockholder of record, direct your written request to Investor Relations, Smith Micro Software, Inc., 51 Columbia, Aliso Viejo, California 92656. The Company will promptly deliver, upon request to the address listed above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered. If you currently receive multiple copies of the proxy statement at your address and would like to request “householding” of these communications, please contact your broker if you are not a stockholder of record; or contact our Investor Relations department if you are a stockholder of record, using the contact information provided above.

OTHER MATTERS

We know of no other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

All stockholders are urged to complete, sign, date and return the accompanying Proxy Card in the enclosed envelope.

By Order of the Board of Directors,

Andrew C. Schmidt
Corporate Secretary Aliso Viejo, California May 7, 2012

APPENDIX A

STOCKHOLDER RIGHTS AGREEMENT

by and between

SMITH MICRO SOFTWARE, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

Dated as of April 24, 2012

STOCKHOLDER RIGHTS AGREEMENT

This Stockholder Rights Agreement, dated as of April 24, 2012 (this “Agreement”), is entered into between Smith Micro Software, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”).

RECITALS

WHEREAS, the Board of Directors of the Company has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.001 per share, of the Company (a “Common Share”) outstanding on the Close of Business on April 27, 2012 (the “Record Date”) and authorized the issuance of one Right with respect to each additional Common Share that became outstanding after the Record Date and before the earliest of the Close of Business on the Distribution Date, the Redemption Date and the Close of Business on the Final Expiration Date, and certain additional shares of Common Stock that became outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one Unit of Preferred Stock (as hereinafter defined), or such different amount and/or kind of securities as shall be hereinafter provided.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% of the Common Shares, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan. Notwithstanding the foregoing, (1) no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall so become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of an acquisition of Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares of the outstanding Common Shares of the Company (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person shall be deemed to be an “Acquiring Person”; and (2) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, has become such inadvertently or had no knowledge of the consequences of becoming an Acquiring Person and had no intention to influence the control of the Company, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph, then such Person shall not be deemed to have become an “Acquiring Person” for any purposes of this Agreement.

Notwithstanding anything in this definition of Acquiring Person to the contrary, no Person (i) shall become an “Acquiring Person” solely as a result of any unilateral grant of any security by the Company or through the exercise of any options, warrants, rights or similar interests (including restricted stock) granted by the Company to its directors, officers and employees; and (ii) no Person shall become an “Acquiring Person” as the result of the acquisition of Beneficial Ownership of Common Shares from an individual who, on the later of the date hereof or the first public announcement of this Agreement, is the Beneficial Owner of 20% or more of the Common Shares then outstanding if such Common Shares are received by such Person upon such individual’s death pursuant to such individual’s will or pursuant to a charitable trust created by such individual for estate planning purposes.

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement.

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A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) which such Person or any of such Person’s Affiliates or Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule 13d-3 of the Exchange Act, as in effect on the date hereof;

(ii) which such Person or any of such Person’s Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to section (B) of the immediately preceding paragraph (ii)) or disposing of any securities of the Company.

For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the Exchange Act, as in effect on the date hereof.

“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., Eastern Time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Eastern Time, on the next succeeding Business Day.

“Common Shares” when used with reference to the Company shall mean the shares of Common Stock, par value $0.001 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii)(B)(3) hereof.

“Current Value” shall have the meaning set forth in Section 11(a)(iii)(A)(1) hereof.

“Definitive Acquisition Agreement” shall mean an agreement, conditioned on the approval by the holders of a majority of the outstanding shares of Common Stock, with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets.

“Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

“Equivalent Preferred Stocks” shall have the meaning set forth in Section 11(b) hereof.

“Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

“Exemption Date” shall have the meaning set forth in Section 23(b) hereof.

“Final Expiration Date” shall mean April 17, 2015.

“Outside Meeting Date” shall have the meaning set forth in Section 23(b) hereof.

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“Person” shall mean any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

“Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

“Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having such rights and preferences as are set forth in the form of Certificate of Designations set forth as Exhibit A hereto, as the same may be amended from time to time.

“Qualifying Offer” shall mean an offer determined by a majority of independent directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

(i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per share consideration; provided, however, that such per share price and consideration represent a reasonable premium over (a) the highest reported market price of the Common Stock in the immediately preceding eighteen (18) months and (b) the value per outstanding share of cash and cash equivalents held by the Company, with, in the case of an offer that includes shares of common stock of the offeror, such per share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the date on which the Qualifying Offer is commenced;

(ii) an offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;

(iii) if the offer includes shares of common stock of the offeror, an offer pursuant to which (a) the offeror shall permit representatives of the Company, including, but not limited to, a nationally recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the Company’s stockholders is fair, and (b) within ten (10) Business Days after such investment banking firm shall have notified the Company and the offeror that it has completed the due diligence review to its satisfaction (or following completion of such due diligence review within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not after the expiration of such ten (10) Business Day period render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

(iv) an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;

(v) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred twenty (120) Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least ten (10) Business Days following the last day of such Special Meeting Period (the “Qualifying Offer Period”);

(vi) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (vi) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) Business Days after (a) any increase in the price offered

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or (b) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (vi) and (vii) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (vi) and (vii) or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Stock with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder) or (3) one (1) Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vii) an offer that is conditioned on a minimum of a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(viii) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(ix) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(x) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (a) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (b) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (c) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(xi) if the offer includes shares of stock of the offeror, (a) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned corporation, and be freely tradable and is listed on either the New York Stock Exchange or The NASDAQ Global Select Market, (b) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (c) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 20% of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (d) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Act, including, but not limited to, the filing of all required Exchange Act reports in a timely manner during the twelve (12) calendar months prior to the date of commencement of the offer.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (a) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (b) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (c) a combination of the foregoing, which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer. The Company shall promptly notify the Rights Agent in writing upon the occurrence of a Qualifying Offer and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that a Qualifying Offer has not occurred.

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“Qualifying Offer Period” shall have the meaning set forth in the definition of Qualifying Offer.

“Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b) hereof.

“Redemption Date” shall have the meaning set forth in Section 23 hereof.

“Right Certificate” shall mean a certificate evidencing a Right in substantially the form of Exhibit B hereto.

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Shares Acquisition Date” shall mean the earlier of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the public disclosure of facts by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Special Meeting” shall have the meaning set forth in Section 23(b) hereof.

“Special Meeting Demand” shall have the meaning set forth in Section 23(b) hereof.

“Special Meeting Period” shall have the meaning set forth in Section 23(b) hereof.

“Spread” shall have the meaning set forth in Section 11(a)(iii)(A) hereof.

“Subsidiary” of any Person shall mean any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

“Summary of Rights” shall mean the Summary of Rights to Purchase Preferred Stock in substantially the form of Exhibit C hereto.

“Unit” has the meaning set forth in Section 7(b).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) Until the Close of Business on the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any entity holding Common Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any Person (other than any of the Persons referred to in the preceding parenthetical) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof or by book entry shares in respect of such Common Shares (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person, at the address of such holder shown on the records of the Company, a Right Certificate evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of the Summary of Rights by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares (or book entry Common Shares) outstanding as of the Record Date, until the Close of Business

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on the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof (or such book entry Common Shares) together with a copy of the Summary of Rights attached thereto. Until the Close of Business on the Distribution Date (or the earlier of the Redemption Date or the Close of Business on the Final Expiration Date), the surrender for transfer of any certificate for Common Shares (or book entry Common Shares) outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares evidenced thereby.

(c) Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Close of Business on the Distribution Date, the Redemption Date or the Close of Business on the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Smith Micro Software, Inc. and Computershare Trust Company, N.A., as Rights Agent, dated as of April 24, 2012, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Smith Micro Software, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Smith Micro Software, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or beneficially owned by Acquiring Persons (as defined in the Rights Agreement) may become null and void.

With respect to any book entry Common Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates containing the foregoing legend, or any notice of the foregoing legend delivered to holders of book entry Common Shares, until the Close of Business on the Distribution Date, the Rights associated with the Common Shares represented by certificates or book entry Common Shares shall be evidenced by such certificates alone or book entry Common Shares, and the surrender for transfer of any such certificate or book entry Common Shares shall, except as otherwise provided herein, also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Close of Business on the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

Notwithstanding this paragraph (c), neither the omission of a legend nor the failure to deliver the notice of such legend required hereby shall affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Stock and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of Units of Preferred Stock as shall be set forth therein at the Purchase Price, but the number of Units of Preferred Stock and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer and President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned, either manually or by facsimile. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights

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Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and prior to the earlier of the Redemption Date or the Close of Business on the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Units of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Except as otherwise provided herein, the registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11(a)(ii) hereof or have been exchanged pursuant to Section 24 hereof) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its principal office, together with payment of the Purchase Price for each Unit of Preferred Stock as to which the Rights are exercised, prior to the earliest of (i) the Close of Business on the Final Expiration Date, (ii) the time at which the right to exercise the Rights terminates pursuant to Section 23 hereof, or (iii) the time at which the right to exercise the Rights terminates pursuant to Section 24 hereof.

(b) The purchase price for each one one-thousandth (1/1,000) of a share (each such one one-thousandth (1/1,000) of a share being a “Unit”) of Preferred Stock to be purchased upon the exercise of a Right shall initially be Ten Dollars ($10.00) (the “Purchase Price”), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the number of Unit of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of Units of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all

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such requests, or (B) requisition from any depositary agent for the Preferred Stock depositary receipts representing such number of Units of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Stock in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate following the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Status and Availability of Preferred Stock.

(a) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Stock (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

(b) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, or to issue or to deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

(c) The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Stock or any Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to the following paragraph of this subparagraph (ii) and to Section 24 of this Agreement, in the event any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Units of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Units of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company’s Common Shares (determined pursuant to Section 11(d) hereof) on the date such Person became an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights.

From and after the occurrence of such an event, any Rights that are or were acquired or beneficially owned by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) on or after the earlier of (x) the date of such event and (y) the Distribution Date shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof shall be canceled.

(iii) In the event that the number of Common Shares which are authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of the Rights, are not sufficient to permit the holder of each Right to purchase the number of Common Shares to which he would be entitled upon the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of paragraph (a) of this Section 11, or should the Board of Directors so elect, the Company shall: (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (calculated as provided in the last sentence of this subparagraph (iii)) pursuant to Section 11(a)(ii) hereof (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”), and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has determined to have the same value as Common Shares (such shares of preferred stock, “Common Stock Equivalents”)), (4) debt securities of the Company, or (5) other assets; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of an event triggering the rights to purchase Common Shares described in Section 11(a)(ii) (the

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“Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof and the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall make a public announcement, and shall deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. At such time as the suspension is no longer in effect, the Company shall make another public announcement, and deliver to the Rights Agent a statement, so stating. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d)(i) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the then current per share market price of the Preferred Stock (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of additional Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock and the denominator of which shall be such current per share market price of the Preferred Stock; provided, however, that in no event shall the

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consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Select Market or, if the Security is not listed or admitted to trading on the NASDAQ Global Select Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter bulletin board market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System (“NASDAQ”), the Financial Industry Regulatory Authority (“FINRA”) or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, if the Preferred Stock are publicly traded, the “current per share market price” of the Preferred Stock shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Stock are not publicly traded but the Common Shares are publicly traded, the “current per share market price” of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the Common Shares nor the Preferred Stock are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than three (3) years from the date of the transaction which requires such adjustment.

(f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11(a) through (c), inclusive, and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

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(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units of Preferred Stock (calculated to the nearest one ten-millionth of a share of Preferred Stock) obtained by (i) multiplying (x) the number of Units of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Units of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Units of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been distributed, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Units of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth (1/1,000) of the then par value of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any Preferred Stock at less than the current market price, (iii) issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into

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or exchangeable for Preferred Stock, (iv) dividends on Preferred Stock payable in Preferred Stock or (v) issuance of any rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) Notwithstanding anything herein to the contrary, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (i) the number of Units of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of Units of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (ii) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjustment. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Stock a copy of such certificate and (c) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of such an adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. In the event that, at any time after a Person becomes an Acquiring Person, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Units of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Stock, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Units of Preferred Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company covenants and agrees that it shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers or

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consolidations or sales or other transfers. For purposes hereof, the “earning power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three (3) fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three (3) full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Global Select Market or, if the Rights are not listed or admitted to trading on the NASDAQ Global Select Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter bulletin board market, as reported by NASDAQ, FINRA or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market-maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of a share of Preferred Stock (other than fractions which are integral multiples of Units (subject to appropriate adjustment in the case of a subdivision or combination) of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Stock (other than fractions which are integral multiples of Units of Preferred Stock). Fractions of a share of Preferred Stock in integral multiples of Units of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Preferred Stock as the fraction of one share of Preferred Stock that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14(b), the current market value of the Preferred Stock shall be the closing price of the Preferred Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided above).

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares) may, without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

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Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer with a completed form of certification; and

(c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or book entry Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate (or notices provided to holders of book entry Common Shares) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim or liability in connection therewith. The indemnification provided for hereunder shall survive the expiration of the Rights and the termination of this Agreement. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company.

The Rights Agent may conclusively rely upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons. Notwithstanding anything in this Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and

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deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform those duties and obligations upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, it may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer and President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer and President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written

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instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten (10) Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken or omitted.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Stock by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and will be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Stock by registered or certified mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent, along with its Affiliates, a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Stock. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Close of Business on the Final Expiration Date, the Company may with respect to shares of Common Shares so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employment plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale.

Section 23. Redemption.

(a) The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect ny stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

(b) In the event the Company receives a Qualifying Offer and the Board of Directors has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the ninetieth (90th) Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the shares of Common Shares then outstanding may submit to the Board of Directors, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board of Directors to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board of Directors shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the number of Common Shares which are owned of record by each of such stockholders, and (z) in the case of Common Shares that are beneficially owned by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board of Directors may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Shares present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board of Directors shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be

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deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Exemption Date and, if such notification is given orally, the Company shall confirm same in writing on or prior to the Business Day next following. Until such notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Exemption Date has not occurred.

(c) Immediately upon the time of the effectiveness of the redemption of the Rights pursuant to paragraph (a) of this Section 23 or such earlier time as may be determined by the Board of Directors of the Company in the action ordering such redemption (although not earlier than the time of such action) (such time the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten (10) days after such action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, other than in connection with the purchase of Common Shares prior to the Distribution Date.

(d) Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

Section 24. Exchange.

(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of a majority of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock or Common Stock Equivalents for Common Shares exchangeable for Rights, at the initial rate of Units of Preferred

19

Stock (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

(d) In the event that there shall not be sufficient Common Shares, Preferred Stock or Common Stock Equivalents authorized by the Company’s certificate of incorporation and not outstanding or subscribed for, or reserved or otherwise committed for issuance for purposes other than upon exercise of Rights, to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares, Preferred Stock or Common Stock Equivalents for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this paragraph (e), the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25. Notice of Certain Events.

(a) In case the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Stock, whichever shall be the earlier.

(b) In case any event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Smith Micro Software, Inc.

51 Columbia

Aliso Viejo, CA 92656

Attention: Chief Financial Officer

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Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent. Notwithstanding anything in this Agreement to the contrary, no supplement or amendment that changes the rights, duties or obligations of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 34. Administration. The Board of Directors of the Company shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and shall not subject the Board of Directors to any liability to the holders of the Rights.

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Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Stockholder Rights Agreement to be duly executed and attested, all as of the day and year first above written.

SMITH MICRO SOFTWARE, INC.

/s/ William W. Smith, Jr.
Name:	William W. Smith, Jr.
Title:	Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

/s/ Ian Yewer
Name:	Ian Yewer
Title:	Branch President

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EXHIBIT A

CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

SMITH MICRO SOFTWARE, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

Smith Micro Software, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

Section 1. Designation and Amount. The shares of this series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be One Hundred Thousand (100,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2. Dividends and Distributions.

(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any other stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C) Dividends due pursuant to paragraph (A) of this Section shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided in the Certificate of Incorporation, including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise required by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. Amendment. The Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change, or repeal the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 9. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding up, junior to all series of Preferred Stock, and shall rank senior to the Common Stock as to such matters.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its duly authorized officer this              day of                     , 2012.

SMITH MICRO SOFTWARE, INC.

Name:
Title:

EXHIBIT B

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER APRIL 17, 2015 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

SMITH MICRO SOFTWARE, INC.

This certifies that             , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholder Rights Agreement, dated as of April 24, 2012 (the “Rights Agreement”), between Smith Micro Software, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern Time, on             , at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth (1/1,000) of a fully paid non-assessable share (each such one one-thousandth (1/1,000) of a share being a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of Ten Dollars ($10.00) per Unit of Preferred Stock (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the certification and the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of Units of Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of             , based on the Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of Units of Preferred Stock which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of an event described in Section 11(a)(ii) of the Rights Agreement, if the Rights evidenced by this Right Certificate are or were at any time on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s Common Stock, par value $0.001 per share, or Preferred Stock.

No fractional Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of                     .

Attest:	SMITH MICRO SOFTWARE, INC.

By:
Name:
Title:

Countersigned

Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                         hereby sells, assigns and transfers unto                         .

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                         , Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:

Signature

Signature Guaranteed:

Signatures must be medallion guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

Form of Reverse Side of Right Certificate — continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

To SMITH MICRO SOFTWARE, INC.:

The undersigned hereby irrevocably elects to exercise                 Rights represented by this Right Certificate to purchase the Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such Preferred Stock be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Date:

Signature

Signature Guaranteed:

Signatures must be medallion guaranteed by a participant in a Securities Transfer Association Inc. recognized signature guarantee medallion program.

Form of Reverse Side of Right Certificate — continued

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK OF SMITH MICRO SOFTWARE, INC.

On April 19, 2012, the Board of Directors of Smith Micro Software, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.001 per share (the “Common Shares”) outstanding on April 27, 2012 (the “Record Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share (each such one one-thousandth (1/1,000) of a share being a “Unit”) of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a price of Ten Dollars ($10.00) per Unit of Preferred Stock (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Stockholder Rights Agreement, dated April 24, 2012 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons, with certain exceptions (an “Acquiring Person”), has acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) ten (10) Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

The Stockholder Rights Agreement

The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Close of Business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire on April 17, 2015 (the “Final Expiration Date”), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Units of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a quarterly dividend payment of 1,000 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Stock will be entitled to an aggregate payment of 1,000 times the aggregate payment made per Common Share. Each share of Preferred Stock will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Stock dividend, liquidation and voting rights, the value of the one Unit of Preferred Stock purchasable upon exercise of each Right should approximate the value of one Common Share.

Effects of the Rights

From and after the time any Person becomes an Acquiring Person, any Rights acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement) on or after the earlier of (x) the date of such event and (y) the Distribution Date (as such term is defined in the Rights Agreement) shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

“Flip-In” Provisions. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person and its Affiliates and Associates (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right. If the Company does not have sufficient Common Shares to satisfy such obligation to issue Common Shares, or if the Board of Directors so elects, the Company shall deliver upon payment of the exercise price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within thirty (30) days following the date a Person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the exercise price then in effect, Common Shares (to the extent available) and cash equal in value to the difference between the value of the Common Shares otherwise issuable upon the exercise of a Right and the exercise price then in effect. The Board of Directors may extend the thirty (30) day period described above for up to an additional sixty (60) days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any person or group of a majority of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

“Flip-Over” Provisions. In the event that, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Stock will be issued (other than fractions which are integral multiples of Units of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last Trading Day prior to the date of exercise.

At any time prior to the time any Person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The Rights Agreement further provides that if the Company receives a Qualifying Offer (that has not been terminated and continues to be a Qualifying Offer for the period hereinafter described) and the Board of Directors has not redeemed the outstanding Rights, exempted such Qualifying Offer from the terms of the Rights Agreement or called a special meeting of the stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of the Rights Agreement, then stockholders representing at least 10% of the shares of Common Stock then outstanding may request that the Board of Directors call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement, such notice to be delivered not earlier than ninety (90), nor later than one hundred twenty (120), Business Days following the commencement of such offer. The Board of Directors must then call and hold such a meeting to vote on exempting such offer from the terms of the Rights Agreement by the ninetieth (90th) Business Day following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of a majority of the outstanding shares of Common Stock) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and stockholders representing a majority of the shares of Common Stock represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed at the close of business on the tenth (10th) Business Day following that date.

A Qualifying Offer, in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive, or clearly illegitimate:

•	is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of Common Stock of the Company;

•

is an offer whose per-share price represents a reasonable premium over (a) the highest market price of the Common Stock in the preceding eighteen (18) months and (b) the value per outstanding share of cash and cash equivalents held by the Company, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five (5) Trading Days immediately preceding and the five (5) Trading Days immediately following the commencement of the offer;

•

is an offer which, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the Company’s stockholders is either unfair or inadequate;

•

is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

•

is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least one hundred twenty (120) Business Days and, if a special meeting is duly requested by the Company’s stockholders with respect to the offer, at least ten (10) Business Days after the date of the special meeting or, if no special meeting is held within ninety (90) Business Days following receipt of the notice of the special meeting, for at least ten (10) Business Days following that ninety (90)-day period;

•

is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least fifteen (15) Business Days after any increase in the price offered, and after any bona fide alternative offer is made;

•	is conditioned on a minimum of a majority of the shares of Common Stock of the Company being tendered and not withdrawn as of the offer’s expiration date;

•

is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of Common Stock of the Company not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•

is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•

is accompanied by certifications of the offeror and its chief executive officer and chief financial officer that all information that may be material to an investor’s decision to accept the offer have been, and will continue to be promptly for the pendency of the offer, fully and accurately disclosed.

Any offers that have cash as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as “qualifying offers,” as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to, information about the acquiror to allow an informed determination as to the value and risks of the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror’s stock (which may not have subordinated voting rights or have ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933, and that no acquiror stockholder approval of the issuance of the consideration to the Company stockholders is necessary after commencement of the offer.

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K dated April 25, 2012. A copy of the Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SMITH MICRO SOFTWARE, INC.

(a Delaware corporation)

Smith Micro Software, Inc., a Delaware corporation, does hereby certify that:

1. Section A, Article IV of the Amended and Restated Certificate of Incorporation of said corporation is hereby amended and restated in its entirety to read as follows:

“(A) Classes of Stock. The corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the corporation is authorized to issue is One Hundred and Five Million (105,000,000) shares. One Hundred Million (100,000,000) shares shall be Common Stock, par value $.001 per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value $.001 per share.”

2. The foregoing amendment has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation on this          day of June, 2012.

William W. Smith, Jr.
Chief Executive Officer

PROXY CARD

SMITH MICRO SOFTWARE, INC.

PROXY

Annual Meeting of Stockholders — June 21, 2012

This Proxy is Solicited on Behalf of the Board of Directors of

Smith Micro Software, Inc.

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 21, 2012 and the Proxy Statement, and appoints William W. Smith, Jr. and Andrew C. Schmidt, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Smith Micro Software, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the offices of Smith Micro Software, Inc., located at 51 Columbia, Aliso Viejo, CA 92656 on Thursday, June 21, 2012, at 10:00 a.m. Pacific Time (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

1.	Election of Director. To elect one director to serve for a three-year term ending at the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified:

	FOR	WITHHOLD AUTHORITY TO VOTE
Thomas G. Campbell

2.	“Say-on-Pay” Proposal. Advisory vote to approve the compensation of named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of the Stockholder Rights Agreement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of amendment to Certificate of Incorporation to increase number of authorized shares of Common Stock available for issuance.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Ratification of the appointment of SingerLewak LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	In accordance with the discretion of the proxy holders, the proxy holders are authorized to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR the director listed above and a vote FOR each of the listed proposals. This Proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the director listed above and FOR each of the other proposals.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:
(Print name(s) on certificate)
Please sign your name:	Date:
(Authorized Signature(s))

Important notice regarding the availability of proxy materials for the stockholder meeting to be held June 21, 2012: The Proxy Statement and Annual Report are available at http://www.edocumentview.com/SMSI